Chestnut Street Exchange Fund

c/o Vigilant Compliance, LLC

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19137

610-558-1750

March 10, 2025

Dear Partner:

We are pleased to have recently approved an arrangement with The RBB Fund, Inc. (“RBB”) to acquire and assume the management of the assets in the Chestnut Street Exchange Fund (the “Fund”). As we considered our succession plan, we searched for a fund company that would provide the same excellent portfolio management and customer service that our partners currently receive, and we believe we have found just that in RBB. The enclosed package contains important information about the proposed reorganization. For this transaction to take place, we need your approval.

The proposed reorganization will result in approximately the same total annual operating expenses, and it has been structured with the intention that it qualifies, for federal income tax purposes, as a tax-free reorganization under the Internal Revenue Code.

I strongly urge you to read the enclosed proxy statement/prospectus carefully and then vote your shares in favor of the proposal as soon as possible.

You can vote in one of four ways:

●	By mail with the enclosed proxy card;
●	By Internet through the website listed in the proxy voting instructions;
●	By telephone using the toll-free number listed in the proxy voting instructions; or
●	In person at the Special Meeting to be held on April 9, 2025, at 10:00 a.m. (Eastern Time), at 233 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137.

If you do not currently hold your Fund shares through a brokerage account that can hold shares of an exchange-traded fund, please review the accompanying proxy statement/prospectus closely for additional actions that you must take prior to the reorganization.

If you have any questions about the proposal, please call our proxy solicitor, Alliance Advisors, LLC, toll free at: 1 (866) 804-9616. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Yours truly,

David R. Wilmerding, Jr.
Chairman

Chestnut Street Exchange Fund

c/o Vigilant Compliance, LLC

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19137

610-558-1750

NOTICE OF SPECIAL MEETING OF PARTNERS

TO BE HELD ON april 9, 2025

To the Partners of the Chestnut Street Exchange Fund:

Notice is hereby given of a Special Meeting of Partners of the Chestnut Street Exchange Fund (the “Target Fund”), to be held on April 9, 2025, at 10:00 a.m. (Eastern Time), at 233 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137 (together with any adjournments or postponements thereof, the “Special Meeting”).

The Special Meeting is being called for the following purposes:

1:	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition by a newly created series of The RBB Fund, Inc., SGI Enhanced Market Leaders ETF, of all of the assets and assumption of the liabilities of the Chestnut Street Exchange Fund, in exchange solely for shares of the SGI Enhanced Market Leaders ETF; (ii) the pro rata distribution of such shares to the partners of the Chestnut Street Exchange Fund; and (iii) the complete liquidation and dissolution of the Chestnut Street Exchange Fund.
2:	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The enclosed materials provide additional information about the Agreement and Plan of Reorganization (the “Reorganization Agreement”) for the Target Fund and the reorganization (the “Reorganization”). A copy of the Reorganization Agreement, which more completely sets forth the terms of the proposed Reorganization of the Target Fund with and into the SGI Enhanced Market Leaders ETF (the “Acquiring Fund”) is attached as Appendix A to this Proxy Statement/Prospectus.

You are receiving this notice of the Special Meeting because you owned shares of the Target Fund as of the close of business on February 19, 2025 (the “Record Date”) and are entitled to notice of, and to vote at, the Special Meeting and any adjournment of the Special Meeting. If any other matter legally comes before the Special Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management of the Chestnut Street Exchange Fund. In the event that the necessary quorum to transact business or the vote required to approve the Reorganization Agreement with respect to the Target Fund is not obtained at the Special Meeting, the persons named as proxies, the Chairman of the Managing General Partners or the Managing General Partners of the Chestnut Street Exchange Fund may propose one or more adjournments to permit further solicitation of proxies.

Partners who do not expect to attend the Special Meeting are urged to complete, sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card. If you wish to attend the Special Meeting and vote your shares in person at that time, you will still be able to do so. The Board of Managing General Partners of the Chestnut Street Exchange Fund (the “CSEF Board”) will admit to the Special Meeting: (1) all partners of record of the Target Fund as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons who the CSEF Board, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Special Meeting must present photo identification.

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The CSEF Board recommends that you vote FOR the approval of the Reorganization Agreement to authorize the Reorganization with respect to the Target Fund.

By Order of the Board of Managing General Partners of the Chestnut Street Exchange Fund,

Jillian Bosmann
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Partners to be Held on April 9, 2025, at 10:00 a.m. (Eastern Time), at 233 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137, or any adjournment or postponement thereof. This Notice of Special Meeting of Partners and the combined Proxy Statement/Prospectus are available on the Internet at (https://web.viewproxy.com/chestnutSpecialMeeting/2025) or by calling 1 (866) 804-9616. We encourage you to access and review all of the important information contained in the proxy materials before voting.

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CHESTNUT STREET EXCHANGE FUND

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19137

Special Meeting of Partners to Be Held on April 9, 2025

YOUR VOTE IS VERY IMPORTANT!

Below are some commonly asked questions that are intended to help you understand the proposal on which partners of the Chestnut Street Exchange Fund (the “Target Fund” or “CSEF”) are being asked to vote. The proposal is described in more detail in the enclosed combined Proxy Statement/Prospectus, which you should read carefully.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHAT IS BEING PROPOSED?

A.	The Target Fund currently operates as a registered open-end management investment company and is closed to new investors. If the Agreement and Plan of Reorganization (the “Reorganization Agreement”) for the Target Fund is approved by its partners, the Target Fund will be converted into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the Acquiring Fund listed below (the “Reorganization”). An ETF is a pooled investment vehicle with shares that can be bought or sold throughout the day on stock exchanges at market prices. Unlike mutual funds, ETFs do not sell shares directly to, or redeem shares directly from investors. Rather, only financial institutions known as authorized participants are permitted to purchase and redeem shares directly from the ETF. The Acquiring Fund is a newly created series of The RBB Fund, Inc. (“RBB”) established solely for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and is advised by Summit Global Investments, LLC (“SGI”). The Acquiring Fund’s shares will be available for purchase by new and existing investors following the Reorganization.

Target Fund	Acquiring Fund (series of The RBB Fund, Inc.)
Chestnut Street Exchange Fund	SGI Enhanced Market Leaders ETF

Q.       WHY ARE YOU SENDING ME THIS INFORMATION?

A.	You are receiving the combined Proxy Statement/Prospectus because you owned shares of the Target Fund as of February 19, 2025 (the “Record Date”) and as a partner of the Target Fund you have a right to vote on the Reorganization involving the Target Fund.

Q.	WHAT WILL HAPPEN IF PARTNERS APPROVE THE REORGANIZATION AGREEMENT?

A:	If the Reorganization Agreement is approved and all other closing conditions of the Reorganization under the Reorganization Agreement are satisfied or waived, on the expected closing date (on or about May 2, 2025, or as soon as reasonably practicable after partner approval is obtained and the closing conditions are met or waived) (the “Closing Date”), you will receive shares of the newly created series of RBB, the SGI Enhanced Market Leaders ETF (the “Acquiring Fund”), which will have the same aggregate net asset value (“NAV”) as the Target Fund shares you own immediately prior to the Reorganization (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any), and you will no longer be a partner of the Target Fund, but would become a shareholder of the Acquiring Fund.

Specifically, (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquiring Fund shares; and (2) the Acquiring Fund shares received by the Target Fund in the exchange will then be distributed to partners of the Target Fund. After the Acquiring Fund shares are distributed to the Target Fund’s partners, the Target Fund will be liquidated and dissolved.

The closing of the Target Fund’s Reorganization, which is expected to occur on the Closing Date, is contingent upon the approval of the Reorganization Agreement by partners of the Target Fund and further conditioned upon certain other closing conditions, including, receipt of an opinion of counsel to the Acquiring Fund that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

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Q.	HOW WILL I BE AFFECTED BY THE REORGANIZATION?

A.	Following the Reorganization, you will become a shareholder of the Acquiring Fund, which is a series of RBB.

Additionally, upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization happened. Shares of the Acquiring Fund are not issued in fractional shares. As a result, partners who hold fractional shares of the Target Fund will have such fractional shares redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will likely be taxable to some extent for partners who hold fractional shares in a taxable account. Partners should consult their tax advisors to determine the effect of such redemption. Shares of the Acquiring Fund will be transferred to your brokerage account, or if you do not have a brokerage account, the shares will be held by U.S. Bancorp Fund Services, LLC until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property).

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the Nasdaq Stock Market LLC (the “Exchange”). Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on the Exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs may also trade on some no transaction fee (NTF) platforms.

Unlike the Target Fund and certain ETFs, the Acquiring Fund may effect its redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Acquiring Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Acquiring Fund had effected redemptions wholly on an in-kind basis.

Q.	How do the Target Fund’s and Acquiring Fund’s Investment Objectives, principal investment strategies and principal risks compare?

A.	The Target Fund and the Acquiring Fund have substantially similar investment objectives. The Target Fund’s investment objectives are to seek long-term growth of capital and, secondarily, current income. The Acquiring Fund’s investment objective is to seek capital appreciation and current income. Both the Target Fund and the Acquiring Fund invest primarily in equity securities with significant exposure to large-capitalization companies and may utilize options. However, there are differences in the Target Fund’s and Acquiring Fund’s principal investment strategies and associated risk factors. In particular, the Acquiring Fund is an actively-managed ETF that seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (plus borrowings for investment purposes) in securities of large-capitalization companies. The Acquiring Fund also invests in other investment companies and uses an actively-traded put and call options strategy that writes/sells options with deep out-of-the-money strike prices generally having an expiration date within 1-7 days to generate income. In addition, the Acquiring Fund is non-diversified and invests in a limited number of securities. Therefore, the Acquiring Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than the Target Fund, which, as a diversified fund, is required to invest in a greater number of issuers.

As a shareholder of the Acquiring Fund, you will be subject to additional risks, including the following risks related to the Acquiring Fund’s ETF structure, options strategy, and investments in other investment companies.

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●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: The Acquiring Fund has a limited number of financial institutions that may act as Authorized Participants (as defined below) and engage in creation or redemption transactions directly with the Acquiring Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions.
●	Secondary Market Trading Risk: The Acquiring Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Acquiring Fund’s shares being delisted by the listing exchange.
●	Shares May Trade at Prices Other Than NAV Risk: Shares of the Acquiring Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Acquiring Fund’s shares may become less liquid in response to the deteriorating liquidity of the Acquiring Fund’s portfolio. This adverse effect on the liquidity of the Acquiring Fund’s shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Acquiring Fund or an active trading market for shares may result in shares trading at a significant premium or discount to NAV.
●	Leverage Risk: Leverage amplifies changes in the Acquiring Fund’s NAV and may make the Acquiring Fund more volatile. Derivatives may create leverage and can result in losses to the Acquiring Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Acquiring Fund’s use of any leverage will be successful. The Acquiring Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
●	Price Participation Risk: The Acquiring Fund employs an investment strategy that includes the sale of out-of-the-money put and call option contracts, which does not allow the Acquiring Fund to participate in increases in value experienced by the index over the call period (typically, one day, but may range up to one week). This means that if the index experiences an increase in value above the strike price of the sold put options during a call period, the Acquiring Fund will not experience that increase and may underperform the index over the call period.
●	Investment Companies and ETFs Risk: The Acquiring Fund’s investment performance may be affected by the investment performance of the underlying funds in which the Acquiring Fund may invest. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Acquiring Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Acquiring Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.

The Acquiring Fund also has some different fundamental and non-fundamental investment restrictions as compared to the Target Fund.

Further information comparing the investment objectives, strategies, policies, and risks is included in the combined Proxy Statement/Prospectus.

Q.	WHAT ARE SOME FEATURES OF ETFS THAT DIFFER FROM MUTUAL FUNDS?

A.	The following are some unique features of ETFs as compared to mutual funds:

Sales of ETF shares on an exchange throughout the day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Sales only through a broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund’s, are not directly purchased or redeemed from the Acquiring Fund at NAV. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in block size creation units of 10,000 or more or multiples thereof, and only an Authorized Participant may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a creation unit. Acquiring Fund shares may only be purchased and sold on a stock exchange through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs may also trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAVs. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

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Q.	WILL ANY FUND PAY FEES AND COSTS ASSOCIATED WITH THE REORGANIZATION?

A.	No. SGI has agreed to pay all costs associated with the Reorganization, except for any related portfolio transaction costs. Portfolio transaction costs will be borne directly by the Target Fund/Acquiring Fund and therefore, indirectly by Target Fund or Acquiring Fund partners or shareholders, respectively. Significant portfolio transaction costs are not anticipated in connection with the Reorganization.

Q.	HOW DO THE PURCHASE PROCEDURES OF THE FUNDS COMPARE?

A.	The Target Fund does not currently offer its shares for purchase. Acquiring Fund shares may be purchased only on the Exchange through your broker-dealer at market determined prices, which means that the market price per share of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Shares of the Target Fund are not subject to a front-end sales charge or a contingent deferred sales charge (“CDSC”). No front-end sales charge or CDSC will be imposed on shares of the Target Fund exchanged for shares of the Acquiring Fund in connection with the Reorganization. No sales charges will be imposed on shares of the Acquiring Fund in connection with the Reorganization.

Please see “ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND – Purchase and Sale of Fund Shares” in the combined Proxy Statement/Prospectus for additional information regarding the purchase procedures for the Fund.

Q.	HOW DO THE REDEMPTION PROCEDURES AND EXCHANGE PRIVILEGES OF THE FUNDS COMPARE?

A.	Shares of the Target Fund may be sold (redeemed) at the option of the partner at any time without charge at their NAV next computed after receipt by the Target Fund’s transfer agent of a written request for redemption. Upon redemption, the Target Fund generally distributes to the partner securities from its portfolio in-kind, valued at the same value used for purposes of next determining the Target Fund’s net asset value after the receipt of the request for redemption in proper form. When received by the shareholder, the value of the securities from the portfolio may be greater or lesser than the value used in pricing the redemption and will be subject to market risk.

Unlike the Target Fund, individual shares of the Acquiring Fund are not sold at NAV per share directly by the Acquiring Fund. Shares of the Acquiring Fund generally may only be sold on exchanges and other trading platforms (with the exception of Authorized Participants who may purchase and redeem creation units directly with the Acquiring Fund). Shares of the Acquiring Fund can be bought and sold throughout the trading day like other publicly traded securities.

Please see “ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND – Purchase and Sale of Fund Shares” in the combined Proxy Statement/Prospectus for additional information regarding the redemption and exchange privileges of the Funds.

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Q.	WHAT DO I NEED TO DO TO PREPARE FOR THE REORGANIZATION?

A.	It is important for you to determine that you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent, or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares.

Transferring Target Fund shares to an already existing brokerage account. Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account if the Reorganization is approved and you elect to participate in the Reorganization.

You should provide your broker with a copy of the quarterly statement from your Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

Transferring Target Fund shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares. The broker where you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

In addition, prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

You can contact your financial advisor or other financial intermediary for further information. You also may contact SGI by calling 1-888-251-4847 or going to www.sgiam.com.

If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Acquiring Fund shares received in the Reorganization will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund and Acquiring Fund, until a brokerage account is identified into which U.S. Bancorp Fund Services, LLC can transfer the shares. As planned, if Acquiring Fund shares are not transferred into a brokerage account within a year of the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the account holder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.

Q.	ONCE THE REORGANIZATION IS COMPLETED, WHO WILL BE THE INVESTMENT ADVISER OF THE ACQUIRING FUND? WILL ANY OTHER SERVICE PROVIDERS CHANGE?

A.	The Acquiring Fund will be managed by SGI, whereas the Target Fund is managed by Mitchell Sinkler & Starr, Inc.

SGI will serve as the investment adviser and SG Trading Solutions, LLC (“SG Trading”) will serve as the investment sub-adviser to the Acquiring Fund. Subject to the supervision of the RBB Board of Directors (the “RBB Board”), SGI will manage the overall investment operations of the Acquiring Fund in accordance with the Acquiring Fund’s investment objective and policies and will formulate a continuing investment strategy for the Acquiring Fund pursuant to the terms of an investment advisory agreement between the Acquiring Fund and SGI. SG Trading is an affiliate of SGI. SG Trading will implement quantitative and fundamental analysis to achieve best execution for the Acquiring Fund and is subject to oversight by SGI and the RBB Board. SGI and SG Trading (as the Acquiring Fund’s investment adviser and sub-adviser, respectively) will owe the Acquiring Fund and its shareholders fiduciary duties. As of December 31, 2024, SGI provides investment advisory services to approximately $2.8 billion in assets. SGI and SG Trading share the same principal business address at 620 S. Main Street, Bountiful, UT 84010.

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The Acquiring Fund will be managed by a new portfolio management team. The Acquiring Fund will have the same administrator, fund accounting agent, transfer agent, custodian and legal counsel as the Target Fund. Although the Acquiring Fund’s distributor and auditor differ from those of the Target Fund, such new service providers are expected to provide services to the Acquiring Fund of at least the same scope and quality as those provided to the Target Fund by the current service providers.

The table below provides information on the key service providers for the Target Fund and Acquiring Fund:

	Target Fund	Acquiring Fund
Adviser	Mitchell Sinkler & Starr, Inc.	Summit Global Investments, LLC
Sub-Adviser	N/A	SG Trading Solutions, LLC
Custodian	U.S. Bank, N.A.	U.S. Bank, N.A.
Distributor	N/A	Quasar Distributors, LLC
Administrator	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Fund Accounting Agent	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Transfer Agent	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Faegre Drinker Biddle & Reath LLP	Faegre Drinker Biddle & Reath LLP

Please see “OTHER INFORMATION – Service Providers” in the combined Proxy Statement/Prospectus for additional information regarding the service providers for the Acquiring Fund.

Q.	WHY Was THE REORGANIZATION APPROVED BY THE Chestnut STreet Exchange Fund BOARD?

A.	Upon careful consideration of all relevant factors, including the potential impact of the Reorganization on the Target Fund’s partners, the CSEF Board concluded that reorganizing the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund and its partners in light of certain benefits to the Target Fund’s partners. These benefits include: (1) the Acquiring Fund will be managed pursuant to substantially similar investment objectives as the Target Fund; (2) the Acquiring Fund will be managed by a new investment adviser and a new portfolio management team; (3) the Acquiring Fund may benefit from the reputation, financial strength, and resources of SGI; (4) the Target Fund will not bear any direct expenses in connection with the Reorganization; (5) the Acquiring Fund is anticipated to pay the same total expenses as the Target Fund; (6) the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes; and (7) the Acquiring Fund may benefit from the ETF structure, which generally includes intra-day trading and greater transparency into portfolio holdings.

Q.	WHAT IS THE RECOMMENDATION OF THE CHESTNUT STREET EXCHANGE FUND BOARD?

A.	After careful consideration of the circumstances and terms of the proposed Reorganization, at a meeting held on July 31, 2024, the Board of Managing General Partners of the Chestnut Street Exchange Fund (the “CSEF Board”), including the Managing General Partners who are not “interested persons” of the CSEF (as defined in the 1940 Act) determined that the proposed Reorganization would be in the best interests of the Target Fund and its partners.
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In determining to approve the Reorganization Agreement, and to recommend that partners of the Target Fund approve the Reorganization Agreement, the CSEF Board received information and made inquiries into all matters it deemed appropriate. Please see “INFORMATION ABOUT THE PROPOSED REORGANIZATION — Reasons for the Proposed Reorganization and Board Considerations” in the combined Proxy Statement/Prospectus for additional information regarding the factors considered by the CSEF Board.

The CSEF Board recommends that you vote FOR the approval of the Reorganization Agreement to authorize the Reorganization with respect to the Target Fund.

Q.	WILL I OWN THE SAME NUMBER OF SHARES OF THE ACQUIRING FUND AS I CURRENTLY OWN OF THE TARGET FUND?

A.	No. While you will not receive the same number of shares in connection with the Reorganization, partners of the Target Fund will receive ETF shares of the Acquiring Fund equal in aggregate value to the number of shares of the Target Fund they own immediately prior to the Reorganization (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). Accordingly, the Reorganization will not dilute the value of your investment.

Q.	WILL THE FEES AND EXPENSES OF THE ACQUIRING FUND BE Approximately THE SAME AS THE FEES AND EXPENSES OF THE TARGET FUND?

A.	Yes. Following the Reorganization, the Acquiring Fund’s total annual operating expenses are expected to be approximately the same as the Target Fund’s total annual operating expenses. As of December 31, 2024, the expense ratio of the Target Fund was 0.48%. The Acquiring Fund has a unitary fee of 0.50%. Therefore, the expenses paid by the Target Fund’s partners will slightly increase as a result of the Reorganization. The advisory fee to be paid by the Acquiring Fund to SGI will be higher than the fee paid by the Target Fund but will include the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. However, SGI will not be responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Although the expense ratio of the Acquiring Fund is expected to be higher immediately following the Reorganization, as a result of the unitary fee structure, the Acquiring Fund is expected to experience lower overall expenses over time as compared to the Target Fund, whose expenses will increase as assets decline.

Please see “PROPOSAL: APPROVAL OF THE REORGANIZATION OF THE CHESTNUT STREET EXCHANGE FUND INTO THE SGI Enhanced Market Leaders ETF, A NEWLY CREATED SERIES OF THE RBB FUND, INC. – Comparison of Fees and Expenses” in the combined Proxy Statement/Prospectus for additional information regarding how the fees and expenses of the Fund compares.

Q.	WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

A.	The Reorganization is expected to qualify as a “reorganization” for federal income tax purposes (under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not take place unless the CSEF and RBB receive a legal opinion from Paul Hastings LLP to that effect. In general, the Target Fund is not expected to recognize any capital gain or loss as a direct result of the Reorganization, and partners of the Target Fund are not expected to recognize any gain or loss for federal income tax purposes upon receipt of shares of the Acquiring Fund in connection with the Reorganization. You may wish to consult your own tax adviser regarding the state and local tax consequences of the Reorganization in light of your individual circumstances, if any, because the information about tax consequences in the combined Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization.

However, immediately prior to the Reorganization, partners will receive cash compensation for fractional shares of the Target Fund that they hold, if any. Such partners will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

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Please see “INFORMATION ABOUT THE PROPOSED REORGANIZATION – Federal Income Tax Consequences” in the combined Proxy Statement/Prospectus for additional information regarding the federal income tax consequences of the Reorganization.

Q.	WILL THERE BE ANY COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

A.	No. There will be no commission or other transactional fee in connection with the Reorganization.

Q.	WILL THE REORGANIZATION AFFECT MY ABILITY TO REDEEM SHARES?

A.	No. If approved and certain other closing conditions are met or waived, the Reorganization is expected to occur on or about Closing Date (as defined above). It is anticipated that partners may continue to redeem Target Fund shares until approximately May 2, 2025 before the Closing Date. Any purchase or sales of Fund shares after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to Acquiring Fund shares provided that your brokerage account can accept ETF shares. You will receive confirmation of this transaction following the Reorganization.

Please note that prior to the closing of the Reorganization investors may redeem shares of the Target Fund at NAV. Following the closing of the Reorganization, investors may purchase or sell Acquiring Fund shares on the Exchange at market prices.

Q.	IF PARTNERS APPROVE THE REORGANIZATION AGREEMENT, WHEN WILL THE REORGANIZATION TAKE PLACE?

A.	If approved and certain other closing conditions are met or waived, the Reorganization is expected to occur on or about the Closing Date, or as soon as reasonably practicable after partner approval is obtained and the closing conditions are met or waived. After completion of the Reorganization, affected partners will receive a confirmation statement reflecting the number of Acquiring Fund shares owned. No certificates for shares will be issued in connection with the Reorganization.

Q.	WHAT HAPPENS IF THE REORGANIZATION AGREEMENT IS NOT APPROVED?

A.	If the Reorganization Agreement is not approved or does not close for any reason, you would continue to hold shares of the Target Fund. The Acquiring Fund would not commence operations and the CSEF Board would determine what further action, if any, to take, which may include liquidation of the Target Fund.

Q.	HOW MANY VOTES AM I ENTITLED TO CAST?

A.	You are entitled to one vote for each Target Fund share, and proportionate fractional votes for fractional shares, held in your name or on your behalf on the Record Date. Partners of record of the Target Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Reorganization Agreement.

Q.	HOW CAN I VOTE MY SHARES?

A.	You can vote in any one of four ways:

●	By mail, by sending the enclosed proxy card (signed and dated) in the enclosed envelope;
●	Through the Internet, by going to the website listed on your proxy card;
●	By telephone, using the toll-free number listed on your proxy card; or
●	In person, by attending the Special Meeting.

Whichever method you choose, please take the time to read the full text of the combined Proxy Statement/Prospectus before you vote.

xi

Q.	MAY I ATTEND THE SPECIAL MEETING IN PERSON?

A.	Partners of record at the close of business on February 19, 2025 are entitled to attend the Special Meeting. Eligible partners who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a partner statement or a letter from a custodian or broker-dealer confirming ownership, as of February 19, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Seating is limited. Partners without proof of ownership and identification will not be admitted.

Q.	IF I VOTE MY PROXY NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A.	Yes. You may revoke your proxy vote at any time before it is voted at the Special Meeting by: (1) delivering a written revocation to the Secretary of the Chestnut Street Exchange Fund, at c/o Vigilant Compliance, LLC, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137; (2) submitting a subsequently executed proxy card; or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card or vote by telephone or the Internet. This will help us to ensure that an adequate number of shares are present at the Special Meeting for consideration of the Reorganization.

Q.	WHAT IS THE REQUIRED VOTE TO APPROVE THE REORGANIZATION?

A.	Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund within the meaning of the 1940 Act. This means the lesser of: (1) 67% or more of the Target Fund shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding Target Fund shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Fund.

Q.	WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT/PROSPECTUS?

A.	Please call Alliance Advisors, LLC (the “Proxy Solicitor”), your Target Fund’s information agent, at 1 (866) 804-9616. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
xii

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
xiii

PROXY STATEMENT/PROSPECTUS
March 10, 2025

PROXY STATEMENT FOR:

CHESTNUT STREET EXCHANGE FUND

c/o Vigilant Compliance, LLC

223 Wilmington West Chester Pike, Suite 216
Chadds Ford, Pennsylvania 19137

(610) 558-1750

PROSPECTUS FOR:

SGI Enhanced Market Leaders ETF

(NASDAQ: LDRX)
a series of The RBB Fund, Inc.

615 East Michigan Street

Milwaukee, Wisconsin 53202

(609) 731-6256

INTRODUCTION

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Managing General Partners (the “CSEF Board”) of the Chestnut Street Exchange Fund (the “Target Fund” or “CSEF”) for a Special Meeting of Partners to be held on April 9, 2025, at 10:00 a.m. (Eastern Time), at 233 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137 (together with any adjournments or postponements thereof, the “Special Meeting”). The SGI Enhanced Market Leaders ETF, a series of The RBB Fund, Inc. (“RBB”), is referred to herein as an “Acquiring Fund.” The Notice of Special Meeting, this Proxy Statement/Prospectus, and the proxy card were first mailed to partners of record on or about February 19, 2025.

The Special Meeting is being called for the following purposes:

Proposal:	Partners Entitled to Vote on the Proposal:
1. To approve an Agreement and Plan of Reorganization, adopted by the CSEF Board, to reorganize the CSEF into the SGI Enhanced Market Leaders ETF, a newly created series of RBB.	Partners of CSEF
2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.	Partners of CSEF

The Reorganization referred to in Proposal 1 above is referred to as the “Reorganization.” A form of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) for the Reorganization is attached hereto as Appendix A.

The Reorganization Agreement provides that the Target Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund in exchange for shares of common stock, par value $0.001 per share, of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of the Target Fund shares then outstanding, which shares will be distributed pro rata to the partners of the Target Fund, in complete liquidation and dissolution of the Target Fund. The closing of the Reorganization, which is expected to occur on or about May 2, 2025, is contingent upon the approval of the Reorganization Agreement by partners of the Target Fund. Any partner who owned shares of the Target Fund as of the close of business on February 19, 2025 (the “Record Date”) is receiving notice of the Special Meeting and will be entitled to vote at the Special Meeting on business related to the Target Fund. If any other matter legally comes before the Special Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management of the CSEF. In the event that the necessary quorum to transact business or the vote required to approve the Reorganization Agreement is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.

xiv

The CSEF Board recommends that you vote FOR the approval of the Reorganization Agreement to authorize the Reorganization of the Target Fund.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Incorporation by Reference

This Proxy Statement/Prospectus is both a proxy statement for the Target Fund with respect to the Reorganization and a prospectus for the Acquiring Fund. As such, it contains information that the Target Fund partner should know about the Reorganization before voting on the Reorganization Agreement, and it also sets forth information about the Acquiring Fund that a prospective investor ought to know before investing. Partners should read this entire Proxy Statement/Prospectus carefully and retain it for future reference. If the Reorganization Agreement is approved with respect to the Target Fund, after the closing of the Target Fund’s Reorganization, you will no longer be a partner of the Target Fund, but would become a shareholder in the Acquiring Fund. For more information regarding the Target Fund, the Acquiring Fund and the proposed Reorganization, see the following documents, which have been filed with the SEC:

●	The prospectus of the Target Fund dated April 18, 2024 (Accession No. 0001398344-24-007346), as supplemented to date, which is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.
●	The prospectus of the Acquiring Fund dated February 19, 2025 (Accession No. 0001398344-25-003104), as supplemented to date, which is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.
●	The audited financial statements and related independent registered public accounting firm’s report for the Target Fund contained in the Target Fund’s annual report for the fiscal year ended December 31, 2024 (Accession No. 0001133228-25-002218), which is incorporated by reference and considered a part of this Proxy Statement/Prospectus.
●	A Statement of Additional Information (“SAI”), dated March 10, 2025, relating to this Proxy Statement/Prospectus, which has been filed with the SEC, is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

The Acquiring Fund has not yet commenced operations and thus has not yet published an annual or semi-annual report. The Acquiring Fund, as accounting survivor to the Target Fund, will assume the Target Fund’s historical performance after the consummation of the Reorganization. The Acquiring Fund is newly organized and currently has no assets or liabilities. The Acquiring Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the Reorganization is completed.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

You may request free copies of the Target Fund’s prospectus, statement of additional information (including any supplement thereto), and annual reports by calling (866) 311-7541 and free copies of the Acquiring Fund’s prospectus and statement of additional information, and the SAI relating to this Proxy Statement/Prospectus by calling 1-800-617-0004.

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

xv

PROXY STATEMENT/PROSPECTUS

March 10, 2025

TABLE OF CONTENTS

SUMMARY	1
Proposed Reorganization	1
Frequent Purchases and Redemptions	1
Federal Income Tax Consequences	2
Comparison of Fundamental and Non-Fundamental Policies of the Target Fund and the Acquiring Fund	3
Comparison of Principal Investment Risks	7
PROPOSAL 1: APPROVAL OF THE REORGANIZATION OF THE CHESTNUT STREET EXCHANGE FUND INTO THE SGI Enhanced Market Leaders ETF, A NEWLY CREATED SERIES OF THE RBB FUND, INC.	15
Organization	15
Comparison of Fees and Expenses	15
Comparison of Investment Objectives & Principal Investment Strategies	17
Target Fund Performance	19
ADDITIONAL INFORMATION RELEVANT TO THE PROPOSAL	21
Comparison of Management of the Funds	21
Portfolio Managers of the Acquiring Fund	22
Purchase and Sale of Fund Shares	23
Tax Information	24
Payments to Broker-Dealers and Other Financial Intermediaries	24
Fiscal Years	24
INFORMATION ABOUT THE PROPOSED REORGANIZATION	24
The Agreement and Plan of Reorganization	24
Reasons for the Proposed Reorganization and Board Consideration	25
Description of the Acquiring Fund’s Securities to Be Issued and Shareholder Rights	27
Capitalization	27
ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND	27
Pricing of Fund Shares	27
Purchase and Sale of Fund Shares	29
Premium/Discount and Share Information	35
Dividends and Distributions	35
Taxes	36
OTHER INFORMATION	39
Distribution Arrangements	40
Distribution and Service Plan	40
Board Members and Officers	40
Service Providers	40
Charter Documents	41
Quorum and Voting	47
Share Ownership	48
Solicitation of Proxies	49
Partner Proposals for Subsequent Partner Meetings and Board Communications	49
Other Matters to Come Before the Special Meeting	50
Copies of Fund Information	50
Availability of Additional Information	50
APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – FINANCIAL HIGHLIGHTS	B-1

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

The Board of Directors of RBB (the “RBB Board”) at a meeting held on September 11-12, 2024, and the CSEF Board at a meeting held July 31, 2024, including all of the Board members who are not “interested persons” (the “Independent Board Members”) of RBB and CSEF under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides, with respect to the Target Fund, for the transfer of all of the assets to and assumption of liabilities by the Acquiring Fund, in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Target Fund (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any) and the termination of the Target Fund.

The Reorganization Agreement is subject to approval by the partners of the Target Fund. The Reorganization, if approved by partners of the Target Fund and if certain closing conditions are met or waived, is scheduled to be effective as of the close of business on May 2, 2025, or on such earlier or later date as the officers of the Target Fund and the Acquiring Fund may mutually agree (the “Closing Date”). As a result of the Reorganization, each partner of the Target Fund will become the owner of shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the partner’s Target Fund shares as of the Closing Date (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). If partners of the Target Fund do not vote to approve the Reorganization Agreement with respect to their Target Fund, the Reorganization will not occur with respect to the Target Fund.

For the reasons set forth below in “INFORMATION ABOUT THE PROPOSED REORGANIZATION — Reasons for the Proposed Reorganization and Board Considerations” the CSEF Board, including all of the Independent Board Members, has concluded that the Target Fund’s participation in the Reorganization is in the best interests of the Target Fund and its partners. The CSEF Board, therefore, is hereby submitting the Reorganization Agreement to the partners of the Target Fund and recommending that partners of the Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The RBB Board has also approved the Reorganization on behalf of the Acquiring Fund.

Approval of the Reorganization of the Target Fund will require the affirmative vote of a majority of the outstanding shares of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting shares” of the Target Fund is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares of the Target Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Target Fund. See “OTHER INFORMATION — Quorum and Voting” in this Proxy Statement/Prospectus.

Frequent Purchases and Redemptions

The Acquiring Fund imposes no restrictions on the frequency of purchases and redemptions of Acquiring Fund shares. In determining not to approve a written, established policy, the RBB Board evaluated the risks of market timing activities by Acquiring Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem shares directly with the Acquiring Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Acquiring Fund accommodates frequent purchases and redemptions by APs. However, the RBB Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains or losses. To minimize these potential consequences of frequent purchases and redemptions, the Acquiring Fund employs fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Acquiring Fund in effecting trades. In addition, the Acquiring Fund reserves the right to reject any purchase order at any time.

1

For a description of the Target Fund’s policies with respect to frequent trading, refer to the Target Fund’ prospectus, which is incorporated by reference, and available upon request without charge.  For more information regarding the Acquiring Fund’ policies with respect to frequent purchases and redemptions, see the SAI relating to this Proxy Statement/Prospectus.

Federal Income Tax Consequences

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing regulations of the U.S. Department of the Treasury (the “Income Tax Regulations”), current administrative rulings of the Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual partners should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to partners who hold their shares in a tax-advantaged account.

The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under section 368(a)(1)(F) of the Code. As a condition to the Reorganization, the Target Fund and RBB will receive a legal opinion from Paul Hastings LLP substantially to the effect that (1) subject to customary assumptions, (2) conditioned on certain representations and warranties being true and complete at the Closing Date and consummation of the Reorganization in accordance with the Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Paul Hastings LLP has not approved), and (3) on the basis of the existing provisions of the Code, the Income Tax Regulations promulgated thereunder, and current administrative and judicial interpretations thereof, for federal income tax purposes (with respect to the Reorganization, the Funds participating therein, and the participating Target Fund’s partners, and as defined in the Reorganization Agreement):

1.	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution (whether actual or constructive) of the shares of the Acquiring Fund to the Target Fund Shareholders in exchange for their shares of the Target Fund, except for gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

3.	Under Section 362(b) of the Code, the tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

4.	Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

5.	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;
2

6.	Under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund Shareholders in redemption of fractional shares prior to the Reorganization);

7.	Under Section 358 of the Code, the aggregate tax basis of the shares of the Acquiring Fund shares the Target Fund Shareholders receive in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

8.	Under Section 1223(1) of the Code, the Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange; and

9.	The taxable year of the Target Fund will not be required to end solely as a result of the Reorganization; and

10.	The Acquiring Fund will succeed to and take into account the tax attributes of the Target Fund described in Section 381(c) of the Code.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each partner of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the Acquiring Fund shares it received.

Partners of the Target Fund should consult their tax advisers regarding the tax consequences to them, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, partners of the Target Fund should also consult tax advisers as to state and local tax consequences, if any, to them of the Reorganization.

Comparison of Fundamental and Non-Fundamental Policies of the Target Fund and the Acquiring Fund

Fundamental Investment Policies

The Target Fund and the Acquiring Fund have each adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of: (i) 67% or more of the shares of a fund present or represented by proxy at the meeting, if at least 50% of all outstanding shares of the fund are present at the meeting or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a fund. Unless otherwise stated, all policies and limitations of the Funds other than the fundamental investment policies described below are non-fundamental and can be changed by the Target Fund's or Acquired Fund’s board without partner or shareholder approval, respectively.

The following tables list the fundamental investment policies for the Target Fund and the fundamental investment policies for the Acquiring Fund. Although the Funds present their fundamental investment policies differently, the fundamental investment policies of the Target Fund are substantially the same as the fundamental investment policies of the Acquiring Fund.

3

Target Fund	Acquiring Fund
The Target Fund will not purchase securities on margin or sell any securities short. The Target Fund will not purchase or write puts, calls, straddles or spreads with respect to any security except that (i) the Target Fund may write call options on securities constituting not more than 25% of the value of its assets if the option is listed on a national securities exchange and, at all times while the option is outstanding, the Target Fund owns the securities against which the option is written or owns securities convertible into such securities, and (ii) the Target Fund may purchase call options in closing purchase transactions to liquidate its position as an option writer.	N/A

The Target Fund will not issue any senior securities (as defined in the 1940 Act).

The Target Fund will not borrow money except from banks in amounts which in the aggregate do not exceed 10% of the value of its assets at the time of borrowing. This borrowing provision is not for purposes of leverage but is intended to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, and to pay subscription fees due with respect to the exchange without having to sell portfolio securities. Securities may be purchased for the Target Fund’s portfolio while borrowings are outstanding.

The Acquiring Fund may not borrow money or issue senior securities, except that the Acquiring Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Acquiring Fund. The Acquiring Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Acquiring Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Acquiring Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.
The Target Fund will not act as an underwriter (except as it may be deemed such in a sale of restricted securities owned by it).	The Acquiring Fund may not act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

4

It is not the policy of the Target Fund to concentrate its investments in any particular industry, but if it is deemed advisable in light of the Target Fund’s investment objectives, up to 25% of the value of its assets may be invested in any one industry. The Target Fund will not be required to reduce holdings in a particular industry if, solely as a result of price changes, the value of such holdings exceeds 25% of the value of the Target Fund’s total assets.	The Acquiring Fund may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
The Target Fund will not purchase or sell real estate or real estate mortgage loans.	The Acquiring Fund may not purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.
The Target Fund will not purchase or sell commodities or commodity contracts.	The Acquiring may not purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act and as interpreted or modified by the regulatory authority having jurisdiction from time to time.
The Target Fund will not make loans except by (i) the purchase of debt securities in accordance with its investment objectives and (ii) the loaning of securities against collateral consisting of cash or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, which is equal at all times to at least 100% of the value of the securities loaned. The Target Fund will lend portfolio securities only when its investment adviser believes that the net return to the Target Fund in consideration of the loan is reasonable, that any fee paid for placing the loan is reasonable and based solely upon services rendered, that the loan is consistent with the Target Fund’s investment objectives, and that no affiliate of the Target Fund or of its investment adviser is involved in the lending transaction or is receiving any fees in connection therewith. The Target Fund will not have the right to vote securities loaned, but will have the right to terminate such a loan at any time and receive back equivalent securities and to receive amounts equivalent to all dividends and interest paid on the securities loaned.	The Acquiring Fund may not make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

5

The Target Fund will not:

●

mortgage, pledge or hypothecate its assets except to secure borrowings to above facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, and to pay subscription fees due with respect to the exchange without having to sell portfolio securities, and in amounts not exceeding 10% of the value of its assets.

●

invest more than 5% of its assets at the time of purchase in the securities of any one issuer (exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

●

purchase securities if such purchase would result in its owning more than 10% of the outstanding voting securities of any one issuer at the time of purchase.

●

invest in securities of companies which have a record, together with their predecessors, of less than five years of continuous operation.

●

purchase or hold securities of any company if, to its knowledge, those General Partners of the Target Fund and those directors and officers above the level of Senior Vice President of its investment adviser beneficially owning more than 1/2 of 1% of the securities of that company, together own beneficially more than 5% of the securities of such company taken at market value.

●

purchase the securities of other investment companies except that the Target Fund has accepted for exchange shares of common stock of Coca-Cola International Corporation in accordance with the limitations imposed by the 1940 Act.

●

purchase oil, gas or other mineral leases or partnership interests in oil, gas or other mineral exploration programs.

●

knowingly purchase or otherwise acquire any equity or debt securities which are subject to legal or contractual restrictions on resale if, as a result thereof, more than 10% of the value of its assets would be invested in such securities.

●

invest in companies for the purpose of exercising control or management.

Any investment policy or restriction in these policies that involves a maximum percentage of securities or assets, with the exception of liquidity and borrowing determinations, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

N/A

Non-Fundamental Investment Policies The following tables list the non-fundamental investment policies for the Target Fund and the non-fundamental investment policies for the Acquiring Fund.

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Target Fund	Acquiring Fund
The Target Fund does not intend to engage in any significant degree in short-term trading. Portfolio turnover is not expected to exceed 15%, although the Target Fund reserves the right to exceed this turnover rate. The tax consequences of a sale of portfolio securities will be considered prior to a sale, but sales will be effected when the investment adviser believes a sale would be in the best interests of the Target Fund’s partners even though capital gains will be realized.	N/A
The Target Fund will not sell securities covered by outstanding options and will endeavor to liquidate its position as an option writer in a closing purchase transaction rather than by delivering portfolio securities upon exercise of the option.	N/A
N/A	The Acquiring Fund may not purchase securities on margin, except that the Acquiring Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.
In connection with the fundamental policy regarding concentration, the SEC considers a concentration to mean 25% or more in any one industry and the ability of the Target Fund to concentrate its investments up to 25% of the value of its assets in any one industry means up to, but not including 25%.	N/A
The Target Fund will not invest more than 15% of its net assets in investments that are illiquid. Illiquid investments are any investment that the Target Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (including repurchase agreements in excess of seven days).	N/A
N/A	The Acquiring Fund may not make investments for the purpose of exercising control or management, but investments by the Acquiring Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

Comparison of Principal Investment Risks

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in the Acquiring Fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Investment Risks.”

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The principal risks of investing in the Acquiring Fund and the Target Fund are shown in the chart below. Many of the principal risks are similar, but the Acquiring Fund has additional principal risks. As illustrated below, the additional principal risk factors include risks related to the fact that the Acquiring Fund is an ETF, the Acquired Fund’s investments in other investment companies, and the Acquiring Fund’s options strategy. In addition, the Target Fund is a diversified fund, but the Acquiring Fund is a non-diversified fund, which means it may invest more of its assets in a smaller number of companies than the Target Fund.

As with any investment, you could lose all or part of your investment in the Funds, and each Fund’s performance could trail that of other investments. There is no guarantee that the Funds will achieve their investment objective. The Funds are subject to the principal risks noted in the chart below, any of which may adversely affect such Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

Acquiring Fund	Target Fund
Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the underlying funds because the fees paid to the Adviser by some affiliated underlying funds may be higher than other underlying funds or the underlying funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting underlying funds.	Not a principal risk of the Target Fund.
Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.	The Target Fund is subject to this principal risk.
Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.	The Target Fund is subject to this principal risk.
Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.	The Target Fund is subject to this principal risk.

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Derivatives Risk. The Fund’s investments in derivative instruments including options, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation, and legal restrictions.	The Target Fund is subject to this principal risk.
Dividend-Paying Securities Risk. A company issuing dividend-paying securities may fail and have to decrease or eliminate its dividend. In such an event, the Fund may not only lose the dividend payout but the stock price of the company may fall.	The Target Fund is subject to this principal risk.
Equity Markets Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.	The Target Fund is subject to this principal risk.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

○ Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares.

Not a principal risk of the Target Fund.

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○ Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

○ Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Nasdaq Stock Market LLC (the “Exchange”), there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in the securities and/or the financial instruments composing the Fund’s Portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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○ Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV. Where all or portion of the Fund’s underlying securities trade in a foreign market that is closed when the market in which the Fund’s Shares are listed is open for trading, there may be changes between the last quote of the underlying securities’ value in the closed foreign market and the value of such underlying securities during the Fund’s domestic trading day.
Inflation and Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and any distributions thereon may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.	The Target Fund is subject to this principal risk.
Investment Companies and ETFs Risk. The Fund’s investment performance may be affected by the investment performance of the underlying funds in which the Fund may invest. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares. Certain ETFs may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.	Not a principal risk of the Target Fund.

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Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium- capitalization stocks.	The Target Fund is subject to this principal risk.
Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.	Not a principal risk of the Target Fund.
Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.	Not a principal risk of the Target Fund.
Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil.	Not a principal risk of the Target Fund.
Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.	The Target Fund is subject to this principal risk.
Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.	The Target Fund is subject to this principal risk.
Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.	Not a principal risk of the Target Fund.

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Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.	The Target Fund is subject to this principal risk.
Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The price and value of options can be highly volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including its anticipated volatility, which are affected by national and international fiscal and monetary policies, the time remaining until the expiration of the option contract and economic events, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The value of the option contracts in which the Fund invests are substantially influenced by the value of the Index, and the Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless.	The Target Fund is subject to this principal risk.
Over-the-Counter Risk. Securities traded on over-the-counter (“OTC”) markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Fund invests may not be as great as that of exchange-listed stocks and, if the Fund were to dispose of such stocks, the Fund may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. In addition, penny stocks and pink sheet stocks can be classified as OTC stocks.	Not a principal risk of the Target Fund.
Price Participation Risk. The Fund employs an investment strategy that includes the sale of out-of-the-money put and call option contracts, which does not allow the Fund to participate in increases in value experienced by the Index over the call period (typically, one day, but may range up to one week). This means that if the Index experiences an increase in value above the strike price of the sold put options during a call period, the Fund will not experience that increase and may underperform the Index over the call period. Additionally, because the Fund does not participate in increases in value experienced by the Index from selling options over each call period, the NAV of the Fund may decrease over any given time period based on the change in the underlying value of the puts or calls sold.	Not a principal risk of the Target Fund.

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Referenced Index Risk. The Fund invests in options contracts that are based on the value of an Index (or in ETFs that track the Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Index or an ETF that tracks the Index, even though it does not.	Not a principal risk of the Target Fund.
Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.	The Target Fund is subject to this principal risk.
Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in cash, cash equivalents and all types of money market and short-term debt securities. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.	The Target Fund is subject to this principal risk.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.	The Target Fund is subject to this principal risk.
Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its options contracts becomes more difficult and the judgment of the Adviser, as the Fund’s valuation designee, employing the fair value procedures adopted by the Board of the Company, may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. In the event an investment may need to be fair valued, the valuation involves subjectivity and there is a risk that the Fund may not be able to sell an investment at the price assigned to it in accordance with the Company’s policies and procedures in accordance with Rule 2a-5 of the 1940 Act (“Rule 2a-5”).	Not a principal risk of the Target Fund.

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Warrants Risk. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.	Not a principal risk of the Target Fund.

PROPOSAL 1: APPROVAL OF THE REORGANIZATION OF THE CHESTNUT STREET EXCHANGE FUND INTO THE SGI Enhanced Market Leaders ETF, A NEWLY CREATED SERIES OF THE RBB FUND, INC.

Proposal 1 requests your approval of the Reorganization Agreement on behalf of the Target Fund pursuant to which the Target Fund will be reorganized into the Acquiring Fund, a series of RBB.

This discussion summarizes and compares various features of the Target Fund and the Acquiring Fund, including but not limited to, each Fund’s organization, investment objective, fees and expenses, primary investment strategies and risks, and, with respect to the Target Fund only, historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein, including the Target Fund’s prospectus, which is incorporated by reference. There is no assurance that a Fund will achieve its investment objective.

Organization

The Target Fund is organized as a California limited partnership. RBB is organized as a Maryland corporation. Both the CSEF and RBB are registered open-end management investment companies. The Acquiring Fund is a newly created series of RBB established solely for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and continuing the Target Fund’s business after consummation of the Reorganization. The Acquiring Fund has not yet commenced operations and therefore has no performance history but will assume the historical performance of the Target Fund after its Reorganization.

Comparison of Fees and Expenses

Following the Reorganization, the Acquiring Fund is expected to have approximately the same total expense ratio as the Target Fund. The Acquiring Fund’s management fee will be structured as a unitary fee, meaning that the advisory fee to be paid by the Acquiring Fund to Summit Global Investments, LLC (the “Adviser” or “SGI”) will be higher than the fee paid by the Target Fund, but will include the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. However, SGI will not be responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The table below shows the fees and expenses that you would pay if you were to buy, hold and sell shares of the Target Fund and the Acquiring Fund, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The fees and expenses in the tables appearing below are based on the actual fees and expenses paid by the Target Fund for the annual period ended December 31, 2024 and the anticipated expenses of the Acquiring Fund during its first year of operation.

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The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of December 31, 2024. The fee table does not reflect the costs associated with the Reorganization. There is no separate pro forma combined column because the Acquiring Fund’s pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker which are not reflected in the tables and examples below.

TABLE OF SHAREHOLDER FEES

	Target Fund	Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds)	0.00%	0.00%

	Target Fund	Acquiring Fund (Pro Forma)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%	0.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.38%(1)	0.00%
Total Annual Fund Operating Expenses	0.48%	0.50%

(1)	“Other Expenses” are estimated for the fiscal year ended December 31, 2024.

EXAMPLE

These Examples are intended to help you compare the cost of investing in the shares of the Target Fund with the cost of investing in the Acquiring Fund shares, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver, if applicable, for the contractual period above and the Total Annual Fund Operating Expenses thereafter. The Example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Funds in the secondary market. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$49	$154	$269	$604
Acquiring Fund (pro forma assuming consummation of the Reorganization)	$51	$160	$280	$628

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You would pay the following expenses if you did not redeem or sell, as applicable, your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$49	$154	$269	$604
Acquiring Fund (pro forma assuming consummation of the Reorganization)	$51	$160	$280	$628

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally will indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 0% of the average value of its portfolio. Because the Acquiring Fund has not yet commenced operations, it does not have a portfolio turnover rate to disclose, but the portfolio turnover rate for the Acquiring Fund is expected to be higher than the portfolio turnover rate for the Target Fund.

Comparison of Investment Objectives & Principal Investment Strategies

The Acquiring Fund is a separate series of RBB and has been created solely for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not conduct any investment operations until after consummation of the Reorganization. The Acquiring Fund will have substantially similar investment objective as the Target Fund. However, the investment process that SGI will use to select investments and determine when to sell securities for the Acquiring Fund is different than the process that Mitchell Sinkler & Starr, Inc. (“MS&S), the Target Fund’s investment adviser, currently uses for the Target Fund. The investment process of MS&S is set forth below and in the Target Fund’s prospectus, which is incorporated by reference.

Investment Objectives

The Target Fund and the Acquiring Fund have substantially similar investment objectives. The Target Fund’s investment objectives are to seek long-term growth of capital and, secondarily, current income. The Acquiring Fund’s investment objective is to seek capital appreciation and current income. The Target Fund’s investment objective is non-fundamental and can be changed by the CSEF Board without approval of a majority of the outstanding voting securities. Similarly, the Acquiring Fund’s investment objective is non-fundamental and may be changed by the RBB Board without shareholder approval with at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Each of the Target Fund and the Acquiring Fund employs different investment strategies in seeking to achieve its investment objective. The defined term “Investment Manager” in this section refers to MS&S with respect to the Target Fund and SGI with respect to the Acquiring Fund. SG Trading Solutions, LLC (the “Sub-Adviser” or “SG Trading”) is the Acquiring Fund’s sub-adviser.

The Target Fund. The Target Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalizations. The Target Fund may also invest in other types of securities for temporary or defensive purposes, including preferred stocks, investment grade bonds and money market obligations such as U.S. government securities, certificates of deposit and commercial paper. To the extent that the Target Fund is in a temporary or defensive position, it may not be able to meet its investment objectives. Generally, because many of the Target Fund’s portfolio securities have significant capital appreciation, the Target Fund does not sell its portfolio securities; however, sales of portfolio securities may be effected when the Investment Manager believes a sale would be in the best interests of the Target Fund’s investors even though capital gains will be realized. Portfolio securities are also disposed of in connection with the redemption of shares in the Target Fund. Up to 10% of the value of the Target Fund’s total assets may be invested in securities which are subject to legal or contractual restrictions on resale and which the Target Fund reasonably believes will be saleable after a two-year holding period pursuant to Rule 144 under the Securities Act of 1933, as amended (“Securities Act”). The Target Fund may lend portfolio securities.

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The Target Fund may write exchange-traded covered call options on portfolio securities up to 25% of the value of its assets. The Target Fund will not sell securities covered by outstanding options and will endeavor to liquidate its position as an option writer in a closing purchase transaction rather than deliver portfolio securities upon exercise of the option.

The Acquiring Fund. The Acquiring Fund is an actively-managed ETF and seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in securities of large-capitalization companies (the “80% Policy”). For the purposes of the 80% Policy, the Acquiring Fund considers large-capitalization companies to be those companies listed within the Russell 1000® Index or S&P 500® Index. Unlike the Target Fund, the Acquiring Fund will also invest in options strategies that seek to generate current income.

The Acquiring Fund’s equity investments will generally consist primarily of common stocks, but may also include other equity securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Acquiring Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. The Fund may also invest in other registered investment companies, including ETFs.

SGI attempts to achieve the Acquiring Fund’s objective by investing in stocks of companies it considers “market leaders.” The Adviser considers a market leader to be a company with strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and favorable quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. In addition, SGI reviews the idiosyncratic risks associated with each stock. The Acquiring Fund may sell a stock if these risks are deemed elevated with increased downside risks and/or if the risk/return characteristics decline due to increasing risk and/or decreasing return potential. Further, the Acquiring Fund may also decrease weight in an investment for risk control purposes. Further, SGI may not sell from the portfolio a holding that SGI believes is likely to appreciate more than the Russell 1000® Index or S&P 500® Index solely because the market capitalizations of such holdings cause the portfolio to hold less than 80% of its net assets within these indexes. As such, the Acquiring Fund may, from time to time, hold less than 80% of its net assets within large capitalization companies.

The Acquiring Fund uses an actively-traded put and call options strategy that writes/sells options with deep out-of-the-money strike prices generally having an expiration date within 1-7 days to generate income. The Acquiring Fund seeks to provide an “enhanced” yield compared to traditional option-based strategies. It does this by frequently selling short-term options (typically less than one week in duration) to generate income. Options that expire within 1 - 7 days and that are deep out-of-the-money exhibit a greater tendency to expire worthless and help avoid additional costs to the Acquiring Fund of needing to close out the options contracts through repurchasing them at a higher price. Thus, it is more likely that the Acquiring Fund would be able to collect the entire premium of the options sold. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial or unlimited loss.

The Acquiring Fund’s options selling strategy seeks to provide income using exposure to the value of the S&P 500® Index and other broad benchmark indices (each, an “Index”). The Acquiring Fund will consider factors such as liquidity, demand, premiums, and volatility in writing options against various Indexes. The Acquiring Fund’s options contracts are intended to provide a limit on the Acquiring Fund’s indirect participation in gains or losses, if any, of the increase in the value of an Index.

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset at an agreed-upon price (“strike price”) prior to a specified date (“expiration date”) in the near future. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell the underlying asset at the strike price at any time prior to the expiration date of the option, regardless of the market price of the underlying asset. A put option gives the purchaser the right to sell, and the writer (seller) the obligation to buy the underlying asset at the strike price at any time prior the expiration date of the option, regardless of the market price of the underlying asset.

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A call option is considered out-of-the-money if the market price of the underlying asset is trading below the strike price of the call. A put option is out-of-the-money if the market price of the underlying asset is above the put’s strike price.

An option premium paid to the writer (seller) is in consideration for the writer (seller) undertaking the obligation to sell (in a call option), or to buy (in a put option) the underlying asset, under the options contract.

Since the Acquiring Fund writes/sells options with deep out-of-the-money strike prices, the Acquiring Fund’s options contracts are intended to provide current income from option premiums. The Acquiring Fund is subject to limits on the potential gains from selling options contracts to the premiums it collects as a result of the nature of the Acquiring Fund’s options selling strategy. When the Acquiring Fund sells an options contract it collects a premium as the seller. When the Acquiring Fund holds a contract until expiration the premium collected is paid to the Acquiring Fund. This process creates additional income to the Acquiring Fund. The Acquiring Fund may need to purchase or buy the same options contract based on market movements of the underlying Indexes to avoid a loss or lock in a loss. This purchase or buy is meant to close out the options contract position, either locking in a gain or loss, based on the price received from when selling the options contract compared to the price paid for when purchasing the same options contract.

The Acquiring Fund intends to enter into derivatives or other transactions, including options contracts, that provide leverage, in compliance with Rule 18f-4 under the 1940 Act. The Acquiring Fund is expected to be a full derivatives user under Rule 18f-4, and has adopted policies and procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Acquiring Fund may engage in derivative transactions could also limit or prevent the Acquiring Fund from using certain instruments.

In addition to its options investments and equity investments, the Acquiring Fund may hold short-term U.S. Treasury securities for collateral for the options, and to generate income.

The Acquiring Fund is non-diversified and invests in a limited number of securities. Therefore, the Acquiring Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Acquiring Fund may also seek to increase its income by lending securities.

The Acquiring Fund has elected to be and intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

While SGI intends to fully invest the Acquiring Fund’s assets at all times in accordance with the above-mentioned strategies, the Acquiring Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash, eligible U.S. dollar-denominated money market instruments, or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities, and make investments inconsistent with its investment objective. SGI will determine when market conditions warrant temporary defensive measures. Accordingly, during such periods, the Acquiring Fund may not achieve its investment objective.

Target Fund Performance

The Acquiring Fund is a newly organized fund that will commence operations upon consummation of the proposed Reorganization, and therefore, has no performance history. As accounting survivor to the Target Fund, the Acquiring Fund will assume the Target Fund’s historical performance after the consummation of the Reorganization.

The accompanying bar chart and table provide some indication of the risks of investing in the Target Fund. The table shows the average annual total returns of the Target Fund and also compares the Target Fund’s performance with the average annual total returns of an index or other benchmark. Updated performance information for the Target Fund is available at no cost by calling (866) 311-7541 and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. After consummation of the Reorganization, the Acquiring Fund will make updated performance information, including its current NAV, available at www.sgiam.com or by calling 1-855-744-8500.

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The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund will perform in the future.

It is currently contemplated that before the Acquiring Fund commences operation, substantially all of the assets of the Target Fund will be transferred to the Acquiring Fund in a tax-free Reorganization. If approved by the shareholders of the Target Fund, such tax-free Reorganization is expected to occur in the first quarter of 2025. Returns shown below were generated under the management of the Target Fund’s investment adviser and reflect a previous investment strategy.

The bar chart below shows the Fund’s annual returns.

Total Returns for the Calendar Year Ended December 31

During the periods shown in the bar chart, the highest quarterly return was 17.17% (for the quarter ended June 30, 2020) and the lowest quarterly return was -21.32% (for the quarter ended March 31, 2020).

The table below compares the average annual total returns for the Target Fund for the periods ended December 31, 2024 to those of the S&P 500 Index and Dow Jones Industrial Average Index. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred arrangements, such as a 401(k) plan or an IRA.

	Average Annual Total Returns for the Periods Ended December 31, 2024
	1 Year	5 Years	10 Years	Since Inception (December 29, 1976)
Returns Before Taxes	12.92%	8.66%	8.97%	10.84%
Returns After Taxes on Distributions	12.58%	8.30%	8.37%	9.70%
Returns After Taxes on Distributions and Sale of Fund Shares	7.88%	6.77%	7.05%	9.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	11.68%
Dow Jones Industrial AverageTM Index	14.99%	10.55%	11.57%	11.43%

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ADDITIONAL INFORMATION RELEVANT TO THE PROPOSAL

Comparison of Management of the Funds

Investment Manager to the Target Fund: Mitchell Sinkler & Starr, Inc. (“MS&S”), Two Penn Center Plaza, Suite 1320, Philadelphia, Pennsylvania 19102 is the investment manager for the Target Fund. MS&S, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), was organized in 1971 to provide investment advisory services for investment companies and other clients. As of September 30, 2024, MS&S had approximately $1.81 billion in assets under management.

Under the investment management agreement between the Target Fund and MS&S (the “Target Funds Investment Management Agreement”), MS&S agrees to provide a continuous investment program for the Target Fund's portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio of the Target Fund, subject to the oversight and supervision of the CSEF Board.

For its services as investment manager, MS&S is entitled to receive a monthly fee equal on an annual basis to a percentage of the average daily net assets of the Target Fund as set forth below:

Target Fund	Management Fee
Chestnut Street Exchange Fund	0.10%

MS&S has agreed to bear all expenses incurred by it in connection with its activities other than the cost of securities (including brokerage commissions, if any) purchased for the Target Fund.

Investment Manager to the Acquiring Fund: Summit Global Investments, LLC (the “Adviser” or “SGI”) serves as the investment adviser for the Acquiring Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). Subject to the supervision of the RBB Board, the Adviser will provide for the overall management of the Acquiring Fund including (i) the provision of a continuous investment program for the Acquiring Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Acquiring Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Acquiring Fund. The Adviser has been a registered investment adviser since 2010. The Adviser is a Utah limited liability company with its principal offices located at 620 S. Main Street, Bountiful, Utah 84010.

The Acquiring Fund will pay SGI a unitary management fee (“Management Fee”) that is computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets. From the unitary management fee, SGI pays most of the expenses of the Acquiring Fund, including the cost of sub-advisory fees to any investment sub-adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Investment Advisory Agreements, SGI is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Management Fee payable to SGI by the Acquiring Fund is:

Acquiring Fund	Management Fee
SGI Enhanced Market Leaders ETF	0.50%

Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to SGI.

Sub-Adviser to the Acquiring Fund: SG Trading Solutions, LLC (the “Sub-Adviser” or “SG Trading”), an affiliate of the Adviser, provides trading and execution services to the Acquiring Fund pursuant to the terms of a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. SG Trading, subject to the supervision and oversight of the RBB Board and the Adviser, is responsible for providing sub-advisory services to the Acquiring Fund. Any such payments by the Adviser to SG Trading will be from the Adviser’s own resources.

The Adviser pays the Sub-Adviser a fee (“Sub-Adviser Management Fee”), calculated daily and paid monthly, in return for providing management and operation services on behalf of the Acquiring Fund:

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Acquiring Fund	Sub-Adviser Management Fee
SGI Enhanced Market Leaders ETF	0.05%

In addition, the Adviser, Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Acquiring Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Acquiring Fund, their service providers or their respective affiliates, as incentives to help market and promote the Acquiring Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Acquiring Fund shares or provide services to the Acquiring Fund, the Acquiring Fund’s distributor or shareholders of the Acquiring Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Acquiring Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Acquiring Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Acquiring Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Acquiring Fund assets attributable to investments in the Acquiring Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Acquiring Fund shares, which in turn may benefit the Adviser through increased fees as Acquiring Fund assets grow.

A discussion regarding the basis for the RBB Board’s approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for the Acquiring Fund will be available in the Acquiring Fund’s first Semi-Annual Report or Annual Report to shareholders.

Portfolio Managers of the Acquiring Fund

Information about the portfolio managers of the Acquiring Fund is listed below.

SGI Enhanced Market Leaders ETF

The Portfolio Managers who will be responsible for the day-to-day management of the SGI Enhanced Market Leaders ETF portfolio are David Harden and Aash Shah.

David Harden

David Harden, the President of the Adviser, is primarily responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Harden founded the Adviser in 2010. He started his career in 1993 and has worked for such firms as Fidelity Investments, Wellington Management and Evergreen Investments. From 2007 to 2012, Mr. Harden worked with Ensign Peak Advisors, Inc., most recently as Vice President and Senior Portfolio Manager, where he managed and oversaw day-to-day research, portfolio management and trading for all index, quantitative and low volatility strategies.

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Aash Shah

Aash Shah is a Portfolio Manager of the Adviser and is responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Shah joined the Adviser in 2017 as a Portfolio Manager. Mr. Shah has over 26 years of investment management experience including over 21 years as a portfolio manager. Previously, Mr. Shah managed small, mid, and large cap funds for Federated Investors in both New York City and Pittsburgh, PA. Mr. Shah also managed private client portfolios for KeyBank in Denver, CO, prior to joining the Adviser. Mr. Shah has a Bachelor’s degree from the University of Pittsburgh Swanson School of Engineering and an MBA in Finance and Accounting from the Tepper School at Carnegie Mellon University. He also holds a CFA charter.

Purchase and Sale of Fund Shares

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares, which are summarized below. This Proxy Statement/Prospectus contains more information on the procedures applicable to purchases and redemptions of the shares of the Acquiring Fund. The Target Fund prospectus provides information with respect to the procedures applicable to purchases and sales of the shares of the Target Fund.

Purchase and Sale of Acquiring Fund Shares

Shares of the Acquiring Fund will be listed and traded at market prices on the below exchange (the “Exchange”):

Acquiring Fund	Exchange
SGI Enhanced Market Leaders ETF	Nasdaq Stock Market LLC

The Acquiring Fund issues and redeems its shares at NAV only in only in aggregations of a specified number of shares (each a “Creation Unit”). Only authorized participants (each, an “Authorized Participant” or “AP”) may acquire shares directly from the Acquiring Fund, and only APs may tender their shares for redemption directly to the Acquiring Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant. In addition, each AP must execute an Authorized Participant Agreement (“Participant Agreement”) that has been agreed to by the Acquiring Fund’s distributor, and that has been accepted by the Acquiring Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

Investors can only buy and sell shares in secondary market transactions through brokers. Acquiring Fund shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling the Acquiring Fund’s shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy shares, and receive less than NAV when you sell those shares.

Purchase and Sale of Target Fund Shares

The Target Fund does not currently offer its shares for purchase. The Target Fund shares may be redeemed at the option of the investor at any time without charge at their net asset value next computed after receipt by the Fund’s transfer agent and dividend disbursing agent of a written request for redemption. The request must be accompanied by certificates (if issued).

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Tax Information

Target Fund and Acquiring Fund distributions may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case distributions from such tax-advantaged arrangement, in contrast to distributions from the Target Fund or the Acquiring Fund to such tax-advantaged arrangement, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

SGI and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales-persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Fiscal Years

The fiscal/tax year end of the Target Fund is December 31. The fiscal/tax year end for the Acquiring Fund is August 31.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Agreement and Plan of Reorganization

Partners of the Target Fund are being asked to approve the Reorganization Agreement, which sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Appendix A to this Proxy Statement/Prospectus.

If the partners of the Target Fund approve the Reorganization Agreement, the Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents. If the partners of the Target Fund do not approve the Reorganization Agreement, the Reorganization will not take place and the Target Fund will continue to operate as it currently does, and the CSEF Board will consider such other actions as it deems necessary or appropriate.

If the Reorganization Agreement is approved by the Target Fund’s partners, any fractional shares held by partners will be redeemed, and the Target Fund will distribute the redemption proceeds to those partners. The redemption of partners’ fractional shares will likely be a taxable event for such partners and those partners are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the Closing Date (as defined above), the Target Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue the Acquiring Fund shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by the Target Fund. The Target Fund will distribute to partners the Acquiring Fund shares it receives. Each partner of the Target Fund will receive the Acquiring Fund shares with an aggregate NAV equal to the aggregate NAV of their shares of the Target Fund (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). It is anticipated the Target Fund partners may continue to redeem Target Fund shares if received in proper form until approximately one business day before the Closing Date. Partners who wish to redeem shares after 4:00 p.m., Eastern Time, on the business day before the Closing Date will no longer be entitled to do so. The Target Fund will then terminate its existence, liquidate, and dissolve.

Under the Reorganization Agreement, on the Closing Date, the NAV of the Target Fund’s shares will be determined immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date (as defined in the Reorganization Agreement) pursuant to the Target Fund’s valuation procedures. The aggregate value of your Target Fund shares, as computed on the Closing Date, will equal the aggregate value of the Acquiring Fund shares that you receive in the Reorganization. The Target Fund’s valuation procedures, although substantially similar to the Acquiring Fund’s valuation procedures, differ in certain respects from the Acquiring Fund’s valuation procedures. The impact of these differences on the NAV of the Acquiring Fund’s shares on the trading day following the Reorganization is uncertain, and could have an additional positive or negative effect on NAV, depending on the instruments involved and market conditions at such time as the determination is made.

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The obligations under the Reorganization Agreement are subject to various conditions, including, but not limited to:

●	the Acquiring Fund’ registration statement on Form N-14 under the Securities Act, of which this Proxy Statement/Prospectus is a part, shall have been filed with the SEC, such registration statement shall have become effective, no stop-order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date;
●	the partners of the Target Fund shall have approved the Reorganization; and
●	the Target Fund and RBB, on behalf of the Acquiring Fund, shall have received a tax opinion, described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their partners and shareholders, respectively.

The Target Fund and RBB, on behalf of the Acquiring Fund, may terminate or abandon the Reorganization Agreement at any time before or after the approval of the Reorganization Agreement by the partners of the Target Fund.

Reasons for the Proposed Reorganization and Board Consideration

Upon careful consideration of all relevant factors, including the potential impact of the Reorganization on the Target Fund partners, the CSEF Board concluded that reorganizing the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund and its partners. These benefits include: (1) the Acquiring Fund will be managed pursuant to substantially similar investment objectives as the Target Fund; (2) the Acquiring Fund will be managed by a new investment adviser and a new portfolio management team; (3) the Acquiring Fund may benefit from the reputation, financial strength, and resources of SGI; (4) the Target Fund will not bear any direct expenses in connection with the Reorganization; (5) the Acquiring Fund is anticipated to pay the same total expenses as the Target Fund; (6) the Reorganization is expected to qualify as a tax-free Reorganization for U.S. federal income tax purposes; and (7) the Acquiring Fund may benefit from the ETF structure, which generally includes intra-day trading and, greater transparency into portfolio holdings.

The CSEF Board considered the Reorganization at a meeting held on July 31, 2024. The CSEF Board evaluated the terms of the Reorganization Agreement, the Target Fund’s investment objective and strategies, the expenses relating to the Reorganization, the Target Fund’s fees and expenses, the experience and expertise of the Acquiring Fund’ investment adviser, federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization.

The CSEF Board considered the ETF structure of the Acquiring Fund. The CSEF Board noted that without a change in structure, the Target Fund would continue to decrease in size, increasing the expense ratio for partners, and that the ETF structure may provide benefits with respect to the management of capital gains distributions as compared to a mutual fund. In a traditional mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable investors of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

In addition, the CSEF Board considered that although the investment objectives of the Target Fund are substantially similar as that of the Acquiring Fund, there are substantial differences in the Target Fund’s and Acquiring Fund’s principal investment strategies and associated risk factors, and the Acquiring Fund will have a different investment adviser. The CSEF Board also considered that the advisory fee to be paid by the Acquiring Fund to SGI will be higher than the fee paid by the Target Fund currently, but will include the cost of sub-advisory fees to any investment sub-adviser, transfer agency, custody, fund administration, legal, audit and other services. The Acquiring Fund’s total annual operating expenses are expected to be approximately the same as the Target Fund’s total annual operating expenses, and the Acquiring Fund will have a unitary fee of 0.50%. Therefore, the expenses paid by the Target Fund’s partners will be approximately the same as a result of the Reorganization.

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The CSEF Board, including all of the Managing General Partners who are not “interested persons” under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its partners and approved the Reorganization and the Reorganization Agreement subject to partner approval.

The CSEF Board’s determinations were based on a comprehensive evaluation of the information provided to it. During its review, the CSEF Board did not identify any particular information or consideration that was all-important or controlling, and each Managing General Partner attributed different weights to various factors. The CSEF Board considered the following factors, among others, in its evaluation of the Reorganization:

The Terms and Conditions of the Reorganization. The CSEF Board considered the terms of the Reorganization Agreement and, in particular, that the transfer of the assets of the Target Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the liabilities of the Target Fund. The CSEF Board also took note of the fact that no commission or other transactional fees would be imposed on the Target Fund’s partners in connection with the Reorganization. In addition, the CSEF Board noted that pursuant to the Reorganization Agreement, each Target Fund partner’s account will be credited with the number of the Acquiring Fund shares equal to the value of the Target Fund shares that such partner holds immediately prior to the Reorganization. The CSEF Board also noted that the value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund’s registration statement and the valuation procedures established by the CSEF Board. As a result, the CSEF Board noted that the interests of the Target Fund’s partners would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Target Fund’s partners for approval.

Investment Objective, Investment Strategies and Risk. The CSEF Board considered that the Acquiring Fund would be structured as an ETF, and would have substantially similar investment objectives as the Target Fund. The CSEF Board also considered the differences in the Target Fund’s and Acquiring Fund’s principal investment strategies and associated risk factors, including risks associated with the Acquiring Fund’s options strategy and risks unique to its structure as an ETF, such as market trading risks and premium/discount risks.

Portfolio Management Team. The CSEF Board considered that SGI would be the new investment adviser to the Acquiring Fund, and the Acquiring Fund would be managed by a new portfolio management team.

Reputation, Financial Strength, and Resources of SGI. The CSEF Board considered information provided with respect to the reputation, financial strength and resources of SGI. In evaluating the resources of SGI and the rationale for the Reorganization, the CSEF Board also considered the financial industry experience and backgrounds of the key personnel at SGI and SG Trading that are expected to provide services to the Acquiring Fund.

Expenses Relating to Reorganization. The CSEF Board considered that the Target Fund’s partners will not incur any direct expenses in connection with the Reorganization. All direct expenses relating to the proposed Reorganization, which are estimated to be approximately $75,000-$95,000, whether or not consummated, will be borne by SGI, including expenses related to the solicitation of proxies, preparing and filing the Proxy Statement/Prospectus, and the cost of copying, printing, and mailing proxy materials.

Relative Expense Ratios. The CSEF Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “Comparison of Fees and Expenses” section above), which indicated that the estimated total annual fund operating expense ratio for the Acquiring Fund is expected to be approximately the same as the Target Fund. The CSEF Board also considered that, unlike the Target Fund, the Acquiring Fund has a unitary fee structure under which both operating expenses and management fees will be paid and that, as a result of the unitary fee structure, the Acquiring Fund was expected to experience lower overall expenses over time as compared to the Target Fund.

Federal Income Tax Consequences. The CSEF Board considered that the Reorganization is expected to qualify as a reorganization for federal income tax purposes and that the Target Fund and the partners of the Target Fund are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in the Reorganization.

Governance. The CSEF Board considered information regarding the governance of RBB and its oversight by the RBB Board.

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Other Alternatives. The CSEF Board considered alternatives to the Reorganization that were identified by the CSEF Board, including the continued operation as an exchange fund and the liquidation of the Target Fund, and discussed with counsel. After discussion, the CSEF Board agreed that the possible alternatives were less desirable than the Reorganization.

Based on the foregoing, the CSEF Board determined that the Reorganization is in the best interests of the Target Fund and its partners. The CSEF Board approved the Reorganization, subject to approval by partners of the Target Fund and the solicitation of the partners of the Target Fund to vote “FOR” the approval of the Reorganization Agreement. These determinations were made on the basis of each Managing General Partner’s business judgment after consideration of all of the factors taken as a whole, though individual Managing General Partner may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Description of the Acquiring Fund’s Securities to Be Issued and Shareholder Rights

The Target Fund and RBB, of which the Acquiring Fund is a series (created solely for the purpose of effecting the Reorganization), are each a registered open-end management investment company. The Target Fund offers a single class of shares of beneficial interest. The Acquiring Fund offers a single class of shares of common stock.

Capitalization

The following table shows, on an unaudited basis, the capitalization as of December 31, 2024 for the Target Fund.  The Acquiring Fund is a newly formed series of RBB that will commence operations upon consummation of the Reorganization. Therefore, the Acquiring Fund had no assets or shares outstanding as of December 31, 2024, and no estimated capitalization is available. The table also sets forth the pro forma of the Acquiring Fund as if the Reorganization had occurred on that date.  At the closing of the Reorganization, partners of the Target Fund will receive the Acquiring Fund shares (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any) based on the relative NAVs per share of the Target Fund as of 4:00 p.m., Eastern Time, on the Closing Date.

The Target Fund shall be the accounting and performance survivor in the Reorganization, with the result that the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.

	Target Fund*	Acquiring Fund(1)	Adjustments(2)	Acquiring Fund (pro forma)
Net Assets	$175,415,604	—	$—	$175,415,604 (3)
Net Asset Value Per Share	$1,125.72	—	$—	$1,125.72
Shares Outstanding	155,826	—	—	155,826

*	As of December 31, 2024, the total net assets of the Target Fund were $175,415,604.
(1)	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(2)	“Adjustments” reflect the expenses in connection with the Reorganization and the issuance of shares of the Acquiring Fund to partners of the Target Fund. In addition, adjustments are based on portfolio holdings data as of December 31, 2024.
(3)	Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to partners in connection with the Reorganization in lieu of fractional shares, the net assets of the Acquiring Fund upon consummation of the Reorganization may be less than the net assets of the Target Fund.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Pricing of Fund Shares

In accordance with procedures adopted by the RBB Board, the NAV per share of the Acquiring Fund is calculated by determining the value of the net assets attributed to the Acquiring Fund and dividing by the number of outstanding shares of the Acquiring Fund. All securities are valued on each Business Day (as defined below) as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The price of Acquiring Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

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The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. RBB reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Acquiring Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. RBB reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Acquiring Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

In calculating the Acquiring Fund’s NAV, the RBB Board has adopted a pricing and valuation policy for use by the Acquiring Fund and its Valuation Designee (defined below) in calculating the Acquiring Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Acquiring Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. Prices are generally determined using readily available market prices. Subject to the approval of the RBB Board, the Acquiring Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Acquiring Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Valuation Designee under the direction of the RBB Board.

If market quotations are unavailable or deemed unreliable, securities will be fair valued by the Adviser, as the Acquiring Fund’s valuation designee (in such capacity, the “Valuation Designee”), in accordance with procedures adopted by the RBB Board and under the RBB Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Acquiring Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments. The RBB Board has adopted a pricing and valuation policy for use by the Acquiring Fund and its Valuation Designee in calculating the Acquiring Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Acquiring Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Valuing Acquiring Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations.

Because foreign markets may be open on different days than the days during which a shareholder may purchase shares, the value of the Acquiring Fund’s investments may change on days when shareholders are not able to purchase shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser.

The right of redemption may be suspended or the date of payment postponed with respect to the Acquiring Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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For a description of the Target Fund’s pricing of Fund shares, refer to the Target Fund’ prospectus, which is incorporated by reference, and available upon request without charge. For more information regarding the Acquiring Fund’s pricing of Fund shares, see the SAI relating to this Proxy Statement/Prospectus.

Purchase and Sale of Fund Shares

Acquiring Fund shares are listed on a national securities exchange, the Exchange, and investors can only buy and sell such shares through brokers or dealers at market prices, rather than NAV. Because Acquiring Fund shares trade at market prices rather than NAV, such shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The median bid-ask spread for the Acquiring Fund’s most recent fiscal year cannot be provided because the Acquiring Fund did not have a trading history to report trading information and related costs prior to the date of this Prospectus. Once available, information on the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be provided at www.sgiam.com.

The Acquiring Fund issues and redeems its shares at NAV only in Creation Units, which only APs (typically, broker-dealers) may purchase or redeem. The Acquiring Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Acquiring Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

General. RBB issues and sells shares of the Acquiring Fund only in Creation Units on a continuous basis through Quasar Distributors, LLC (the “Distributor”) ,without a sales load, at the Acquiring Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to the Acquiring Fund means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Role of Authorized Participant. RBB issues and sells shares of the Acquiring Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Participant Agreement; or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Acquiring Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Acquiring Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.

Acquiring Fund Deposit. The consideration for purchase of a Creation Unit of the Acquiring Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, plus the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, RBB reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Acquiring Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of creation units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Acquiring Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Acquiring Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Acquiring Fund’s shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

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The Acquiring Fund, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Acquiring Fund Deposit (based on information at the end of the previous Business Day) for the Acquiring Fund. Such Acquiring Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Acquiring Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Acquiring Fund Deposit for the Acquiring Fund changes from time to time as rebalancing adjustments and corporate action events are reflected by the Sub-Adviser. The composition of the Deposit Securities will change in response to adjustments to the weighting or composition of the securities constituting the Acquiring Fund’s portfolio.

RBB reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).

Cash Purchase Method. RBB may at its discretion permit full or partial cash purchases of Creation Units of the Acquiring Fund in instances permitted by the exemptive relief the Adviser is relying on in offering the Acquiring Fund. When full or partial cash purchases of Creation Units are available or specified for the Acquiring Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a Creation Transaction Fee and Non-Standard Charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Acquiring Fund, an entity must be an Authorized Participant. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Transfer Agent” or “Fund Services”) and RBB, with respect to purchases and redemptions of Creation Units. Each AP will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to RBB an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by RBB in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Acquiring Fund must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An AP may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Acquiring Fund in Creation Units have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such APs may have international capabilities.

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On days when the Exchange closes earlier than normal, the Acquiring Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Acquiring Fund’s investments are primarily traded is closed on any day, the Acquiring Fund will not accept orders on such day. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Acquiring Fund, the Distributor will notify U.S. Bank, N.A. (the “Custodian”) of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

Acquiring Fund Deposits must be delivered by an AP through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by RBB or its agents. With respect to foreign Deposit Securities, the Custodian will cause the subcustodian of such Acquiring Fund to maintain an account into which the AP will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by RBB. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Acquiring Fund Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Acquiring Fund or its agents by no later than the settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by RBB, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the settlement date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Acquiring Fund Deposit as newly constituted to reflect the then current NAV of the Acquiring Fund.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the settlement date, then the order may be deemed to be rejected and the AP will be liable to the Acquiring Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to RBB of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser will be notified of such delivery, and RBB will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Acquiring Fund reserves the right to settle Creation Unit transactions on a basis other than the third Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The AP will be liable to the Acquiring Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by RBB of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. An additional amount of cash will be required to be deposited with RBB, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with RBB in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit RBB to buy the missing Deposit Securities at any time. APs will be liable to RBB for the costs incurred by RBB in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. RBB will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by RBB and deposited into RBB. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Acquiring Fund, and Non- Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the settlement date.

Acceptance of Orders of Creation Units. RBB reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Acquiring Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Acquiring Fund; (d) the acceptance of the Acquiring Fund Deposit would, in the opinion of counsel, be unlawful; or (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to RBB, be unlawful.

Creation Transaction Fee. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Acquiring Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Acquiring Fund may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non- standard orders, or partial cash purchases for the Acquiring Fund. The Acquiring Fund may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of RBB. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by RBB in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

Acquiring Fund	Standard Creation Transaction Fee
SGI Enhanced Market Leaders ETF	$300

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Acquiring Fund. Because the Acquiring Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Acquiring Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

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Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Acquiring Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

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For a description of the Target Fund’s policies with respect to purchases and sales, refer to the Target Fund’s prospectus, which is incorporated by reference, and available upon request without charge. For more information regarding the Acquiring Fund’ policies with respect to purchase and sales, see the SAI relating to this Proxy Statement/Prospectus.

Redemption of Creation Units

Shares of the Acquiring Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Acquiring Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, RBB WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by RBB. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Acquiring Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Acquiring Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Acquiring Fund Securities”). Acquiring Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by RBB. With respect to in-kind redemptions of the Acquiring Fund, redemption proceeds for a Creation Unit will consist of Acquiring Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Acquiring Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Acquiring Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an AP by the redeeming shareholder. Notwithstanding the foregoing, at RBB’s discretion, an AP may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Acquiring Fund Securities.

Cash Redemption Method. Although RBB does not ordinarily permit full or partial cash redemptions of Creation Units of the Acquiring Fund, when full or partial cash redemptions of Creation Units are available or specified for the Acquiring Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the AP will receive the cash equivalent of the Acquiring Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Acquiring Fund may incur costs such as brokerage costs or taxable gains or losses that the Acquiring Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Acquiring Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Acquiring Fund had effected redemptions wholly on an in-kind basis.

Redemption Transaction Fees. A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and APs will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Acquiring Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Acquiring Fund may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Acquiring Fund. Investors who use the services of an AP, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Acquiring Fund Securities to the account of RBB. The Non-Standard Charges are payable to the Acquiring Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Acquiring Fund Securities and the Cash Redemption Amount and other transactions costs.

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Acquiring Fund	Standard Redemption Transaction Fee
SGI Enhanced Market Leaders ETF	$300

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to RBB’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to RBB is received by the Transfer Agent from the AP on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The AP must transmit the request for redemption, in the form required by RBB, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP which has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the shares to RBB’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

In connection with taking delivery of shares of Acquiring Fund Securities upon redemption of Creation Units, a redeeming shareholder or AP acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Acquiring Fund Securities are customarily traded, to which account such Acquiring Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

Additional Redemption Procedures. In connection with taking delivery of shares of Acquiring Fund Securities upon redemption of Creation Units, the AP must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Acquiring Fund Securities are customarily traded, to which account such Acquiring Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. If neither the redeeming Shareholder nor the AP acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Acquiring Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Acquiring Fund Securities in such jurisdiction, RBB may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

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If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Acquiring Fund Securities, RBB may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Acquiring Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Acquiring Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset RBB’s brokerage and other transaction costs associated with the disposition of Acquiring Fund Securities). The Acquiring Fund may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Acquiring Fund Securities but does not differ in NAV.

Redemptions of shares for Acquiring Fund Securities will be subject to compliance with applicable federal and state securities laws and the Acquiring Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that RBB could not lawfully deliver specific Acquiring Fund Securities upon redemptions or could not do so without first registering the Acquiring Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Acquiring Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The AP may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an AP that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Acquiring Fund Securities that are restricted securities eligible for resale under Rule 144A. An AP may be required by RBB to provide a written confirmation with respect to QIB status in order to receive Acquiring Fund Securities.

Because the portfolio securities of the Acquiring Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Acquiring Fund, shareholders may not be able to redeem their shares of the Acquiring Fund, or to purchase or sell shares of such Acquiring Fund on the Exchange, on days when the NAV of such Acquiring Fund could be significantly affecting by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Acquiring Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Acquiring Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

***

For a description of the Target Fund’s policies with respect to redemption of shares, refer to the Target Fund’s prospectus, which is incorporated by reference, and available upon request without charge. For more information regarding the Acquiring Fund’ policies with respect to purchase and sales, see the SAI relating to this Proxy Statement/Prospectus.

Premium/Discount and Share Information

Once available, information regarding how often the shares of the Acquiring Fund traded on the Exchange at a price above (i.e., at a premium to) or below (i.e., at a discount to) the NAV of the Acquiring Fund will be presented, free of charge, on the Acquiring Fund’s website at www.sgiam.com.

Dividends and Distributions

The Acquiring Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders annually.

Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own shares of the Acquiring Fund. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Acquiring Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, investors would need to consult their broker. Brokers may require the Acquiring Fund’s shareholders to adhere to specific procedures and timetables.

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For a description of the Target Fund’s policies with respect to dividends and distributions, refer to the Target Fund’s prospectus, which is incorporated by reference, and available upon request without charge.  For more information regarding the Acquiring Fund’ policies with respect to dividends and distributions, see the SAI relating to this Proxy Statement/Prospectus.

Taxes

The Acquiring Fund intends to elect to be, and intends to qualify each year for treatment as, a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code.

As with any investment, you should consider how your investment in shares of the Acquiring Fund will be taxed. The tax information herein is provided as general information about certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Such tax information does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances, including if you are subject to special tax treatment. Except where otherwise indicated, the discussion relates to investors who are “United States persons” (within the meaning of the Code) holding shares as capital assets for U.S. federal income tax purposes (generally, for investment). You should consult your own tax professional about the tax consequences of an investment in shares of the Acquiring Fund.

Unless your investment in shares of the Acquiring Fund is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when: (i) the Acquiring Fund makes distributions; (ii) you sell your shares listed on the Exchange; and (iii) you purchase or redeem Creation Units.

Taxes on Distributions. The Acquiring Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Acquiring Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Acquiring Fund. Sales of assets held by the Acquiring Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Acquiring Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Acquiring Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Acquiring Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

Distributions reported by the Acquiring Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Acquiring Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. The amount of the Acquiring Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Acquiring Fund’s securities lending activities, if any. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Acquiring Fund that are attributable to dividends received by the Acquiring Fund from U.S. corporations, subject to certain limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Acquiring Fund’s securities lending activities, if any.

If the Acquiring Fund were to retain any net capital gain, the Acquiring Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the U.S. federal income tax paid by the Acquiring Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Acquiring Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

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The Acquiring Fund may make distributions that are treated as a return of capital. Such distributions are generally not taxable but will reduce the basis of your shares. To the extent that the amount of any such distribution exceeds the basis of your shares, however, the excess will be treated as gain from a sale of the shares.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Acquiring Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale of shares of the Acquiring Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Acquiring Fund before your investment (and thus were included in the shares’ NAV when you purchased your shares of the Acquiring Fund).

You may wish to avoid investing in the Acquiring Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Taxes When Shares are Sold on the Exchange. For federal income tax purposes, any capital gain or loss realized upon a sale of shares of the Acquiring Fund generally is treated as a long-term capital gain or loss if those shares have been held for more than 12 months and as a short-term capital gain or loss if those shares have been held for 12 months or less. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares of the Acquiring Fund. Any loss realized on a sale will be disallowed to the extent shares of the Acquiring Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of shares. If disallowed, the loss will be reflected in an increase to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on and sales of shares of the Acquiring Fund held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the shares.

U.S. Tax Treatment of Foreign Shareholders. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Acquiring Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Acquiring Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale of shares in the Acquiring Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Acquiring Fund.

If the Fund were to retain any net capital gain and designate the retained amount as undistributed capital gains in a notice to shareholders, foreign shareholders would be required to file a U.S. federal income tax return in order to claim refunds of their portion of the tax paid by the Fund on deemed capital gain distributions.

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However, if a foreign investor conducts a trade or business in the United States and the investment in the Acquiring Fund is effectively connected with that trade or business, then the foreign investor’s income from the Acquiring Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Acquiring Fund is generally required to withhold 30% on certain payments to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Acquiring Fund.

Backup Withholding. The Acquiring Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares of the Acquiring Fund) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such backup withholding. The current backup withholding rate is 24%.

Taxes on Purchases and Redemptions of Creation Units. An AP who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an AP upon a creation of Creation Units will be treated as capital gain or loss if the AP holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the AP for more than 12 months, and otherwise will be short-term capital gain or loss.

The Company on behalf of the Acquiring Fund has the right to reject an order for a purchase of Creation Units if the AP (or a group of APs) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Acquiring Fund and if, pursuant to Section 351 of the Code, the Acquiring Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Acquiring Fund does issue Creation Units to an AP (or group of APs) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Acquiring Fund, the AP (or group of APs) may not recognize gain or loss upon the exchange of securities for Creation Units.

An AP who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the AP’s basis in the Creation Units. Any gain or loss realized by an AP upon a redemption of Creation Units will be treated as capital gain or loss if the AP holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the AP for more than 12 months, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable AP of long-term capital gains with respect to the Creation Units (including any amounts credited to the AP as undistributed capital gains). However, any loss realized upon a redemption of Creation Units will be disallowed to the extent shares of the Acquiring Fund are acquired (or the AP enters into a contract or option to acquire shares of the Acquiring Fund), including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the redemption. If disallowed, the loss will be reflected in an increase to the basis of the shares acquired.

The Acquiring Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Acquiring Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Acquiring Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Acquiring Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

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Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

State and Local Taxes. Although the Acquiring Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Acquiring Fund may be subject to the tax laws of such states or localities.

Consult Your Tax Professional. Your investment in the Acquiring Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Acquiring Fund. More tax information relating to the Acquiring Fund is also provided in the Acquiring Fund's SAI. This short summary is not intended as a substitute for careful tax planning.

For a description of the Target Fund’s summary of tax considerations, refer to the Target Fund’s prospectus, which is incorporated by reference, and available upon request without charge.

OTHER INFORMATION

The Acquiring Fund is not sponsored, endorsed, sold or promoted by any national securities exchange. No national securities exchange makes any representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Acquiring Fund particularly or the ability of the Acquiring Fund to achieve its objectives. No national securities exchange has any obligation or liability in connection with the administration, marketing or trading of the Acquiring Fund.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. Registered investment companies are permitted to invest in the Acquiring Fund beyond the limits set forth in Section 12(d)(1), subject to certain conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Acquiring Fund.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Acquiring Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an over allotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on Nasdaq Stock Market LLC is satisfied by the fact that the prospectus is available at Nasdaq Stock Market LLC upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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Distribution Arrangements

Quasar Distributors, LLC (“Distributor”) distributes Creation Units for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares. The Distributor has no role in determining the policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Target Fund does not have any distribution arrangements in place, as it does not currently offer its shares for purchase.

Distribution and Service Plan

The RBB Board has not adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to the Acquiring Fund.

The CSEF Board has not adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to the Target Fund.

Board Members and Officers

The CSEF Board is comprised of one interested board member: Terry Wettergreen, and two Independent Board Members:  Langhorne B. Smith and David R Wilmerding, Jr. The RBB Board is comprised of two interested board members, Robert Sablowsky and Brian T. Shea, and five Independent Board Members: Gregory P. Chandler, Lisa A. Dolly, Nicholas A. Giordano, Arnold M. Reichman, and Martha A. Tirinnanzi. The officers of the Target Fund are disclosed in the Statement of Additional Information of the Target Fund, which has been filed with the SEC, and is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. The officers of RBB are disclosed in the Statement of Additional Information of the Acquiring Fund, which has been filed with the SEC, and is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

Service Providers

Although certain of the Acquiring Fund’s service providers differ from those of the Target Fund, such service providers are expected to provide services to the Acquiring Fund of at least the same scope and quality as those provided to the Target Fund by their current service providers.

	Target Fund	Acquiring Fund
Adviser	Mitchell Sinkler & Starr, Inc.	Summit Global Investments, LLC
Sub-Adviser	N/A	SG Trading Solutions, LLC
Custodian	U.S. Bank, N.A.	U.S. Bank, N.A.
Distributor	N/A	Quasar Distributors, LLC
Administrator	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Fund Accounting Agent	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Transfer Agent	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Faegre Drinker Biddle & Reath LLP	Faegre Drinker Biddle & Reath LLP

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Charter Documents

The Target Fund and RBB (referred to in this section collectively as the “Funds”) are each a registered open-end management investment company. The Target Fund is organized as a California limited partnership. RBB is organized as a Maryland corporation. The Target Fund is governed by its Amended and Restated Certificate and Agreement of Limited Partnership and Code of Regulations, dated April 22, 1998 and April 26, 1996, respectively (as it may be amended, modified or otherwise supplemented, collectively, the “CSEF Charter Documents”). RBB, of which the Acquiring Fund is a series (created solely for the purpose of effecting the Reorganization), is governed by its Articles of Incorporation and By-Laws, dated October 30, 1998 and September 27, 2021, respectively (as it may be amended, modified or otherwise supplemented, collectively, the “RBB Charter Documents”). The operations of the Target Fund and RBB are subject to state and federal law, including the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws. The following includes a summary of some of the differences between the CSEF Charter Documents and the RBB Charter Documents. The following is only a summary of certain characteristics of the operations of the CSEF Charter Documents and the RBB Charter Documents, and is not a complete description of those documents or of each state’s laws. Shareholders should refer to the provisions of the CSEF Charter Documents and the RBB Charter Documents and to state law directly for more complete information.

	CSEF Charter Documents	RBB Charter Documents
Form of Organization	California limited partnership	Maryland corporation
Governing Body	A California limited partnership (a “CA LP”) is formed by two or more persons, with at least one person acting as the general partner and at least one person in the role of limited partner, entering into a limited partnership agreement (written or oral), and the filing of a certificate of limited partnership with the California Secretary of State. A CA LP is organized under the California Uniform Limited Partnership Act of 2008 or a predecessor statute (the “CA Statute”) and governed by its partnership agreement. Its business and affairs are managed and controlled by one or more general partners. Limited partners, on the other hand, normally do not participate in the management of a CA LP’s business.	The Acquiring Fund is a series of a Maryland corporation. A fund organized as a series of a Maryland corporation is governed both by the Maryland General Corporation Law (the “MGCL”) and its charter and bylaws. For a Maryland corporation, the MGCL prescribes many aspects of corporate governance.
Shareholder/Limited Partner Liability

Under the CSEF Charter Documents, no limited partner is liable for any debts, obligations or losses of the Target Fund, provided, however, that the contributions of a limited partner will be subject to the risks of the business of the Target Fund and subject to the claims of the Target Fund’s creditors.

Under the CA Statute, limited partners generally are not liable for the debts and obligations of the CA LP. Rather, limited partners are only liable to the extent of their capital contribution. However, if limited partners participate in the control of the CA LP business, they may lose their protected limited partner status and become liable for the debts and obligations of the CA LP.

Neither the Charter nor the By-laws of RBB address shareholder liability. Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.

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Voting Rights

The managing general partners and limited partners of the Target Fund have in proportion to the number of shares held of record by them, voting, approval, consent or similar rights with respect to the following matters affecting the basic structure of the Target Fund, which include the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:

a)

The right to remove general partners and to elect general partners;

b)

The right to approve or disapprove of proposed changes to the investment limitations and policies;

c)

The right to approve or disapprove of a proposed change in the nature of the Target Fund’s business so as to cease to be an investment company;

d)

The right to approve or disapprove of any investment advisory contract or the termination of such a contract entered into by the managing general partners;

e)

The right to ratify or reject the appointment of and to terminate employment of the independent public accountants of the Target Fund to the extent required by the 1940 Act or other applicable law;

f)

The right to approve or disapprove the sale of all or substantially all of the assets of the Target Fund;

g)

The right to amend the CSEF Charter Documents in any other respect; provided however, that no such amendment shall conflict with the 1940 Act, so long as the Target Fund is registered thereunder, or affect the liability of the general partners without their consent nor the limited liability of the limited partners as provided in the CSEF Charter Documents;

h)

The right to elect to wind up and dissolve the Target Fund.

Limited partners may not have the right to vote on any other matters.

Under the RBB Charter Documents, each holder of each class of share is entitled to one vote for each share, irrespective of the class.

The RBB Charter and Bylaws do not address specific items the shareholders have power to vote.

Maryland law provides that shareholders will elect directors and have the power to remove directors. In all elections for Directors, each share may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted. Additionally, shareholders are entitled to vote on any matter submitted to a vote at a meeting of shareholders. Shareholders are entitled to vote on matters that require shareholder approval under the 1940 Act.

On each matter submitted to a vote of shareholders, all shares of Common Stock then issued and outstanding and entitled to vote will be voted in the aggregate and not by class except that: (i) when expressly required by law, shares of Common Stock will be voted by individual class and (ii) only shares of Common Stock of the respective class or classes affected by a matter shall be entitled to vote on such matter.

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There is no cumulative voting in the election of general partners.

Under the CA Statute, the CA LP’s governing documents may provide to all or certain specified classes of general partners the right to vote separately or with all or any class of general partners on any matter. The CA LP’s governing documents also may provide to all or certain specified classes of limited partners the right to vote separately or with all or any class or the general partners on any matter.

Shareholder/Limited Partner Quorum; Adjournment; Required Vote

Partners of the Target Fund holding a majority of the shares entitled to vote present or represented by proxy will be a quorum for the transaction of business at a partners’ meeting, but any less number is sufficient for adjournments.

There is no provision in the CA Statute addressing quorum requirements at meetings of partners.

Each partner of the Target Fund will have one vote for each share standing of record in such partner’s name as of the record date set forth in the notice of a meeting. A majority of the shares voted at a meeting at which a quorum is present will constitute action on the partners, except:

a)

in the election of general partners, those candidates receiving the highest number of votes cast at a meeting of partners at which a quorum is present, up to the number of general partners to be elected, will be elected as general partners of the Target Fund;

b)

that approval of certain matters referred to under Section 7.1 of the Amended and Restated Certificate and Agreement of Limited Partnership will require a majority shareholder vote; and

c)

where a larger vote, if any, is otherwise required by provision of the Amended and Restated Certificate and Agreement of Limited Partnership.

At all meetings of the shareholders, the holders of one-third of the shares of stock of RBB entitled to vote at the meeting, present in person or by proxy, constitutes a quorum for the transaction of any business, except as otherwise provided by statute or by the Charter.

In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement at the meeting except as otherwise required by the By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

When a quorum is present, each matter voted upon will be decided by the vote of the holders of a majority of the total votes cast at a meeting of shareholders at which a quorum is present by the holders of shares present in person or represented by proxy and entitled to vote on such action, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of RBB in excess of a majority thereof which may be required by the Maryland law, the 1940 Act, or other applicable statute, the Charter, or the By-Laws, for action upon any given matter will not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there will be present at the meeting, in person or by proxy, holders of the number of shares of stock of RBB required for action in respect of such other matter or matters.

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Under Maryland law, unless a statute or the Charter provides otherwise, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum, and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Whether or not a quorum is present, a meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice by a majority vote of the stockholders present in person or by proxy. Any business which might have been transacted at the meeting as originally notified may be deferred and transacted at any such adjourned meeting at which a quorum shall be present.

Under Maryland law, unless a statute or the Charter provides otherwise, a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting.

Partner/Director Power to Amend Organizational Document

The limited partners and general partners of the Target Fund have appointed the managing general partners with full power of substitution to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish any amendments to the Amended and Restated Certificate and Agreement of Limited Partnership. The limited partners of the Target Fund generally have the right to vote to amend the Amended and Restated Certificate and Agreement of Limited Partnership and such an amendment requires a vote of partners holding a majority of shares.

Unless a different requirement is provided in the partnership agreement, the CA Statute provides that the consent of each general and limited partner is required to amend the partnership agreement.

Under the RBB Charter, the corporation reserves the right from time to time to make any amendments to its Charter which may be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Charter, of any of its outstanding stock by classification, reclassification or otherwise, but no such amendment which changes such terms or contract rights of any of its outstanding stock will be valid unless such amendment will have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon by a vote at a meeting or by the unanimous written consent as provided in the By-Laws.

The RBB By-Laws may be amended, altered or repealed at any annual meeting of the shareholders or at any special meeting of the shareholders at which a quorum is present or represented, provided that notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting. The RBB By-Laws may also be amended, altered or repealed by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board of directors or by unanimous written consent.

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Under the Maryland law, the charter may be amended by a majority of the entire board of directors and without stockholder action, unless stockholder approval is required by the 1940 Act.
Termination of Partnership or Series of Trust

The Target Fund will commence dissolution, and the affairs of the Target Fund will be wound up, prior to the term dissolution date of the Target Fund of December 31, 2071, upon the following:

a)

The Target Fund disposes of all of its assets;

b)

If a managing general partner has not filed an amendment to the Amended and Restated Certificate and Agreement of Limited Partnership evidencing his determination to continue the business of the partnership 180 days after the death, retirement or insanity of a general partner; and

c)

Partners holding a majority of the shares vote to dissolve the Target Fund.

Unless a different requirement is provided in the partnership agreement, the CA Statute provides that the consent of each general and limited partner is required to sell, lease, exchange or otherwise dispose of all or substantially all of the CA LP’s property (with or without goodwill) other than in the regular course of the CA LP’s activities.

Neither the Charter nor the By-laws of RBB address the liquidation of a series of the corporation.

Under Maryland law, the liquidation of any particular series or class in which there are shares then outstanding may be authorized by the board of directors and without the vote of the shareholders.

Merger, Consolidation or Transfer of Assets

A majority of the shares of the Target Fund voted at a partner meeting at which a quorum is present will constitute action on the partners to approve or disapprove the sale of all or substantially all of the assets of the Target Fund.

The CA Statute provides general partners and limited partners with the right to approve a conversion and/or merger of the CA LP, which right may not be restricted by the partnership agreement. The CA Statute requires a plan of conversion to be approved by all general partners and a majority in interest of each class of limited partners of the converting limited partnership, unless a greater or lesser approval is required by the partnership agreement. The CA Statute requires an agreement of merger to be approved by all general partners, and the principal terms of the merger to be approved by a majority in interest of each class of limited partners, unless a greater approval is required by the partnership agreement.

Neither the Charter nor the By-laws of RBB address mergers, reorganizations or the transfer of assets of a series.

Under Maryland law, a corporation can generally effect a reorganization of one or more series by the transfer of assets of such series or a reorganization of the entire corporation by merger or transfer of assets upon the approval of the Board of Directors and without any stockholder action, unless stockholder approval is required under the 1940 Act.

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Liability and Indemnification of Board Members

Each general partner and officer of the Target Fund, each corporate non-managing general partner and officer and director thereof, and each former general partner who has not ceased to be liable as a general partner under the Partnership Act (collectively referred to as “Agent”), will be indemnified by the Target Fund, to the extent permitted by applicable law, against judgments, fines, amounts paid in settlement and expenses (including counsel fees) reasonably incurred against such person by virtue of being threatened to be made, being or having been a party to any civil, criminal, administrative or investigative proceeding in which such person is involved or threatened to be involved by reason of such person being an Agent, provided that the Agent acted in good faith and in a manner the Agent reasonably believed to be within the scope of such person’s authority and for a purpose which such person reasonably believed to be in the best interest of the Target Fund or the limited partners. No Agent will be indemnified against any liability to the Target Fund or its partners to which he would otherwise be subjected by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The CA Statute provides that a CA LP must reimburse a general partner for payments made, and indemnify a general partner for liabilities incurred, in the ordinary course of the CA LP’s activities or for the preservation of its activities or property.

RBB will indemnify directors and officers (including persons who serve at RBB’s request as directors, officers or trustees of another organization in which RBB has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) to the fullest extent consistent with state law and the 1940 Act, except with respect to any matter as to which such director will have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of RBB or, in the case of any criminal proceeding, with reasonable cause to believe that the conduct was lawful, or (b) to be liable to RBB or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability by reason of being or having a director. The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

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Derivative Actions

The CSEF Charter Documents do not include provisions regarding derivative actions brought by limited partners on behalf of the CA LP.

Under the CA Statute, a partner may bring a derivative action in the name of the CA LP to recover if: (i) such partner first makes a demand on the general partners, requesting that they cause the CA LP to bring an action to enforce such right, and the general partners do not bring the action within a reasonable time, or (ii) such a demand would be futile. A partner generally may bring a derivative action only if the partner is a partner at the time the action is brought and: (a) was a partner when the conduct giving rise to action occurred or (b) acquired the status as a partner by operation of law or pursuant to the terms of the partnership agreement from a person that was a partner at the time of that conduct.

The RBB Charter Documents do not include provisions regarding derivative actions brought by shareholders on behalf of the Maryland corporation.

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Quorum and Voting

A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Target Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Any number of shares less than a quorum present at the Special Meeting in person or by proxy shall be sufficient for an adjournment. Each partner shall have one vote for each share and a proportionate fractional vote for each fractional share held in such partner’s name as of the record date set forth in the notice of Special Meeting. All proxies will be filed with the Target Fund before or at the Special Meeting.

No such proxy shall be valid after eleven months from the date of its execution.

Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed not to be present in person or represented by proxy at the Special Meeting for purposes of determining a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Approval of the Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund within the meaning of the 1940 Act. This means the lesser of: (1) 67% or more of the Target Fund shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding Target Fund shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Target Fund.

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Partners of record at the close of business on February 19, 2025 are entitled to attend the Special Meeting. Eligible partners who intend to attend the Special Meeting in person will need to bring proof of share ownership, such as a partner statement or a letter from a custodian or broker-dealer confirming ownership, as of February 19, 2025, and a valid picture identification, such as a driver’s license or passport, for admission to the Special Meeting. Seating is limited. Partners without proof of ownership and identification will not be admitted.

Share Ownership

The following table shows, as of February 19, 2025, the number of outstanding shares and net assets of the Target Fund:

Target Fund	Total Number of Shares Outstanding	Net Assets
Chestnut Street Exchange Fund	155, 742	$185,783,061.42

The following table shows the dollar amount range of each Managing General Partner’s “beneficial ownership” of shares of the Target Fund as of December 31, 2024.

Name of Managing General Partner	Dollar Range of Equity Securities in the Target Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Managing General Partners in Family of Investment Companies[1]
Independent Managing General Partners
Langhorne B. Smith	$10,001 - $50,000	$10,001 - $50,000
David R Wilmerding, Jr.	$1 - $10,000	$1 - $10,000
Interested Managing General Partners
Terry Wettergreen	None	None

1.	A Family of Investment Companies means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services and have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Target Fund is not a member of a Family of Investment Companies.

As of February 19, 2025, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of the Target Fund is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding shares of the Target Fund is listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of the Target Fund, or is identified as the record owner of more than 25% of the Target Fund and has voting and/or investment powers, that person may be presumed to control the Target Fund. A controlling person’s vote could have a more significant effect on matters presented to partners for approval than the vote of other Target Fund partners.

Name and Address	Percentage of Ownership
Cede & Co. Box 20, Bowling Green Station New York, NY 10004	41.53%

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Name and Address	Percentage of Ownership
Wendy E. Jordan Trust* Piedmont, CA 94611	10.40%
Gordon E. Moore and Betty I. Moore Trust* Redwood City, CA 94062	5.45%

*	Beneficial Owner.

As of February 19, 2025, all Managing General Partners and officers of the Target Fund, as a group, owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) less than 1.00% of the outstanding shares of the Target Fund.

Solicitation of Proxies

SGI will pay the fees and expenses related to the Reorganization, including the costs associated with the drafting, printing, and mailing of this Proxy Statement/Prospectus, the solicitation of proxies, and the Special Meeting.

SGI has retained Alliance Advisors, LLC (the “Proxy Solicitor”), a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $17,375 plus any out-of-pocket expenses. Such expenses will be paid by SGI. The estimated cost of the Reorganization is approximately $75,000-$95,000. Among other things, the Proxy Solicitor will be (i) required to maintain the confidentiality of all partner information; (ii) prohibited from selling or otherwise disclosing partner information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Target Fund and to obtain authorization for the execution of proxies.

As the Special Meeting date approaches, certain partners whose votes have not been received may receive telephone calls from a representative of the Proxy Solicitor. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from partners of the Target Fund.

Telephone Touch-Tone Voting.  Partners may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card. Partners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.  Partners may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card. Partners who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions.

Revoking a Proxy.  Any partner who has given his or her proxy to someone, has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Target Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the Secretary of the Target Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a partner present at the Special Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

Partner Proposals for Subsequent Partner Meetings and Board Communications

The Target Fund is not required to, and does not, hold annual partner meetings. Any partner who wishes to submit proposals to be considered at a special meeting of the Target Fund’s partners should send such proposals to the Secretary of Chestnut Street Exchange Fund at c/o Vigilant Compliance, LLC 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137. Any partner proposal intended to be presented at any future meeting of partners must be received by the Target Fund at its then-principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent partner’s meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

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Partners of the Target Fund that wish to send communications to the CSEF Board, or the specific members of the CSEF Board, should submit the communication in writing to the attention of the Secretary of Chestnut Street Exchange Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the CSEF Board or a specified member of the CSEF Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the CSEF Board or the specified member of the CSEF Board, as appropriate.

Other Matters to Come Before the Special Meeting

The Target Fund knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the CSEF Board that proxies for which discretion has been granted will be voted in accordance with the views of the management of the Target Fund.

Copies of Fund Information

To avoid sending duplicate copies of materials to certain households, the Target Fund may mail only one copy of this Proxy Statement/Prospectus or any other materials or proxy statement to each address shared by two or more accounts with the same last name or that we reasonably believe are members of the same family. The consolidation of these mailings benefits the Target Fund through reduced mailing expenses.

Availability of Additional Information

For additional information about the Target Fund, see the Target Fund’s prospectus and Statement of Additional Information, copies of which may be obtained without charge by writing or calling the Target Fund at the address and telephone number set forth in the Introduction of this Proxy Statement/Prospectus, and Appendix B to this Proxy Statement/Prospectus. For additional information about the Acquiring Fund, see the Acquiring Fund prospectus and SAI, copies of which may be obtained, without charge by writing or calling RBB at the address and telephone number set forth in the Introduction of this Proxy Statement/Prospectus. A copy of the SAI related to this Proxy Statement/Prospectus may be obtained without charge by writing or calling RBB at the address and telephone number set forth in the Introduction of this Proxy Statement/Prospectus.

The Target Fund and RBB, on behalf of the Acquiring Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Exchange Act and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Please complete, sign, and return the enclosed proxy card or vote by telephone or Internet promptly. No postage is required if you mail your proxy card in the United States.

By order of the Board of Managing General Partners of the Chestnut Street Exchange Fund,

Chestnut Street Exchange Fund
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APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [●] day of [●], 2025 by and among: (i) Chestnut Street Exchange Fund (the “Target Fund”); and (ii) SGI Enhanced Market Leaders ETF, a newly created series (the “Acquiring Fund”) of The RBB Fund, Inc. (“Acquiring Entity”). Summit Global Investments, LLC (“Summit”) joins this Agreement solely for purposes of Section 9.2. The persons mentioned in this paragraph may be referred to as the parties to this Agreement.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets (as such term is defined in Section 1.1(b)) of the Target Fund in exchange for shares of the Acquiring Fund of equal value to the Net Assets (as such term is defined in Section 1.1(c)) of the Target Fund being acquired and the assumption of the Liabilities (as such term is defined in Section 1.1(c)), and (ii) the Target Fund will distribute such shares of the Acquiring Fund to partners of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”). Following its liquidation, the Target Fund will be dissolved. The Acquiring Fund is, and will be immediately prior to Closing (defined in Section 3.1), a shell series, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares (as hereinafter defined) prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, each of the Target Fund and the Acquiring Entity is an open-end, registered investment company of the management type and a regulated investment company within the meaning of Code Section 851 et seq. of Subchapter M of Subtitle A, Chapter 1 of the United States Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the Code and the Target Fund and the Acquiring Fund are each intended to be a party to a reorganization within the meaning of Section 368(b) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1 Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (defined in Section 3.1), and based on the representations and warranties each party provides to the other party, the Target Fund and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund for distribution to the partners of the Target Fund the number of Acquiring Fund shares, all as determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Fund that are shown as an asset on the books and records of the Target Fund as of the Closing Time (collectively, the “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund Assets), and there shall be no restrictions on the full transfer thereof (except for those imposed by federal or state securities laws).

(c) The Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund. The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

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(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its partners of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and, without further notice, the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by the Target Fund Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable be completely liquidated and dissolved as permitted by the Target Fund Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p).

(e) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(f) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) which shall reflect the declaration of any dividends, on the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Fund’s board of managing general partners. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern Time) on the Valuation Date, or as soon as practicable thereafter.

(b) The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the Target Fund as of the close of business on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)).

(c) The number of Acquiring Fund shares issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)). All Acquiring Fund shares delivered to a Target Fund partner will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Fund or the Acquiring Entity, by the independent registered public accountant of the requesting party.

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3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on [●], 2025, or such other date as the authorized officers of the parties may agree with respect to the Reorganization (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern Time or the finalization of the Target Fund’s net asset value on the Closing Date, unless otherwise agreed to by the parties (the “Closing Time”). The Closing shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of the Reorganization, the Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least [five (5) business days] prior to the Closing Date.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument, shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct its custodian (the “Target Fund Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of the Target Fund Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the Acquiring Fund’s custodian. Any cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section because any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c) At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(d) In the event that on the Valuation Date or the Closing Date of the Reorganization (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board members of the Acquiring Entity or the Target Fund, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

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4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Fund represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Target Fund is a limited partnership, validly existing and in good standing under the laws of the State of California, with power under the Target Fund’s (i) certificate and agreement of limited partnership and (ii) code of regulations, as applicable (as amended or restated from time to time, “Target Fund Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Target Fund is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the Securities Act of 1933, as amended (“1933 Act”), the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as applicable and required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except that such transactions will require approval of the Target Fund partners;

(d) The current prospectus, statement of additional information and shareholder reports of the Target Fund prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, blue sky laws and all other applicable federal and state laws or regulations, in each case as applicable to the Target Fund. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Fund’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

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(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Fund Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund is not in violation of, and has not violated within the past three (3) years, nor is the Target Fund under investigation with respect to or has the Target Fund been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of the Target Fund Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year, for which a Form N-CSR has been filed, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by partners of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities, shall not constitute a material adverse change;

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(l) On the Closing Date, all Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on, and redemptions of, its shares of beneficial interest (or, in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose), and to withholding in respect of distributions to partners, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership for federal income tax purposes, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, and (ii) has elected to be a regulated investment company under Subchapter M of Title A, Chapter 1, of the Code (“Subchapter M”). The Target Fund has qualified for treatment as a regulated investment company for each taxable year since it was first classified as a corporation that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund expects to satisfy the requirements of Part I of Subchapter M to maintain qualification for treatment as a regulated investment company for the taxable year that includes the Closing Date. The Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify as a regulated investment company as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target Fund has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M (or the corresponding provisions of prior law) did not apply to the Target Fund. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(n) The Target Fund has not changed its taxable year end since inception and it does not intend to change its taxable year end prior to the Closing Date;

(o) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

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(p) The Target Fund has no actual liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);

(q) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and blue sky laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for the Target Fund (the “Target Fund Transfer Agent”). The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(r) The Target Fund has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the managing general partners of the Target Fund and, subject to the approval of the partners of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such partner approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(s) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(t) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund that is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the joint special meeting of the Target Fund’s partners (the “Special Meeting”) to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of the Target Fund and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(u) The books and records of the Target Fund, including, but not limited to, FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(v) The Target Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

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(w) The Target Fund has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(x) The Target Fund has maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target Fund’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Fund, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(y) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although either may have claims against certain debtors in such a Title 11 or similar case; and

(z) The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2. The Acquiring Entity, on behalf of itself or, where applicable for the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Entity is a corporation, validly existing and in good standing under the laws of the State of Maryland, with power under the Acquiring Entity’s articles of incorporation and bylaws, as applicable (as amended and restated from time to time, “Acquiring Entity Governing Documents”), to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring Fund is a duly established and designated separate series of the Acquiring Entity;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization, and the prospectus and statement of information of the Acquiring Fund that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

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(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund has not yet commenced operations. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Summit to secure any required initial shareholder approvals;

(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(i) The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, (iii) has not filed any income tax return, and intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis seed capital (which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) and has never had tax attributes, and (iv) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the directors of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of partners of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

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(m) The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case;

(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Summit;

(p) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(q) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be Summit) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares will be redeemed by the Acquiring Fund prior to the Closing for the price for which the Acquiring Fund shares were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest-bearing account; and

(r) As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of partners of the Target Fund and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. The Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The fair market value of the Acquiring Fund’s shares that each Target Fund partner receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its partners with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d) Immediately following consummation of the Reorganization, other than shares of the Acquiring Fund issued to Summit representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the same liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Fund will make immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of its net assets.

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5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET FUND

5.1. With respect to the Reorganization:

(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a prospectus/proxy statement with respect to the proxy solicitation to the partners of the Target Fund of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to Target Fund Shareholders appropriate disclosure with respect to the item.

(c) The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

(d) The Target Fund will call, convene and hold a meeting of partners as soon as practicable, in accordance with applicable law and the Target Fund Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in a prospectus/proxy statement, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from partners, the meeting may be adjourned as permitted under the Target Fund Governing Documents and applicable law, and as set forth in a prospectus/proxy statement in order to permit further solicitation of proxies.

(e) The Target Fund agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective partners of record entitled to receipt of the prospectus/proxy statement, in sufficient time to comply with requirements of the 1934 Act, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary.

(f) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement will not be acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(g) The Target Fund will assist the Acquiring Fund in obtaining (i) such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and (ii) copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity.

(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

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(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its partners consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered, all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n) [(i) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, shall be provided by the Target Fund to the Acquiring Fund within sixty (60) days after the Closing Date. (ii) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund. (iii) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a) of the Treasury Regulations) required by law to be filed by the Acquiring Fund after the Closing.]

(o) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code.

(p) Prior to the Closing, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund Transfer Agent.

(q) (i) The Target Fund; and (ii) the Acquiring Entity, separately, on behalf of the Acquiring Fund, shall timely file or cause to be timely filed all Tax Returns required to be filed with respect to the Target Fund for tax periods ending on or before the Closing Date, and the Acquiring Entity shall timely file or cause to be timely filed all Tax Returns required to be filed with respect to the Target Fund and any Tax Returns required to be filed with respect to the Acquiring Fund for any period ending after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Target Fund’s election, the Target Fund’s waiver, of the following conditions:

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(a) All representations and warranties of the Acquiring Entity and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement; and

(e) The Target Fund shall have received on the Closing Date the opinion of counsel to the Acquiring Entity (“Acquiring Fund Counsel”) (which may rely on certificates of officers or directors of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i) The Acquiring Entity is a corporation, validly existing and in good standing under the laws of the State of Maryland, and, with respect to the Acquiring Fund, has power under the Acquiring Entity Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund. This Agreement has been duly executed and delivered by the Acquiring Entity, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Fund and Summit is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity, on behalf of the Acquiring Fund in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v) The execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, did not, and the performance by the Acquiring Entity, on behalf of the Acquiring Fund, of its obligations hereunder will not (x) violate the Acquiring Entity Governing Documents or (y) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Entity on Form N-1A to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

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7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1. The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Acquiring Entity’s election, the Acquiring Fund’s waiver, of the following conditions:

(a) All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(e) The Acquiring Entity shall have received on the Closing Date an opinion of counsel of Faegre Drinker Biddle & Reath LLP (“Faegre Drinker”), counsel to the Target Fund (which may rely on certificates of officers or managing general partners of the Target Fund), dated as of the Closing Date, covering the following points:

(i) The Target Fund is a limited partnership, validly existing and in good standing under the laws of the State of California, and has power under the Target Fund Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Target Fund is a registered investment company classified as a management company of the open-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Target Fund. This Agreement has been duly executed and delivered by the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity and the Acquiring Fund, is a valid and binding obligation of the Target Fund, enforceable against the Target Fund, in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, to general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv) The execution and delivery of the Agreement by the Target Fund did not, and the performance by the Target Fund of its obligations hereunder will not (x) violate the Target Fund Governing Documents or (y) breach in any material respect any provision of any agreement filed with the registration statement of the Target Fund on Form N-1A to which the Target Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement not disclosed to the Acquiring Entity in accordance with the terms of the Agreement.

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and transactions contemplated herein shall have been approved by the board of managing general partners and partners of the Target Fund and the board of directors of the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Fund’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. The Acquiring Entity and the Target Fund shall have received the opinion of Acquiring Fund Counsel dated as of the Closing Date and addressed to the Acquiring Entity and the Target Fund, in a form satisfactory to them, substantially to the effect that, based upon assumptions as well as certain facts, qualifications, certifications and representations made by officers of the Acquiring Entity, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution (whether actual or constructive) of the shares of the Acquiring Fund to the Target Fund Shareholders in exchange for their shares of the Target Fund, except for gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) Under Section 362(b) of the Code, the tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d) Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;

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(f) Under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund solely for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund Shareholders in redemption of fractional shares prior to the Reorganization);

(g) Under Section 358 of the Code, the aggregate tax basis of the shares of the Acquiring Fund shares the Target Fund Shareholders receive in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(h) Under Section 1223(1) of the Code, the Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange; and

(i) The taxable year of the Target Fund will not be required to end solely as a result of the Reorganization; and

(j) The Acquiring Fund will succeed to and take into account the tax attributes of the Target Fund described in Section 381(c) of the Code.

Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Except as otherwise provided herein with respect to the Reorganization, Summit will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any; terminating any existing agreements or contracts to which the Target Fund is a party (including any penalties payable in connection with such termination); preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information; and legal fees, accounting fees, and expenses of holding partners’ meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Fund. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target Fund or the Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their partners or shareholders, respectively.

10.	COOPERATION AND EXCHANGE OF INFORMATION

Prior to the Closing and for a reasonable time thereafter, the Target Fund and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

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11.	INDEMNIFICATION

11.1. The Acquiring Entity, out of the assets of the applicable Acquiring Fund, agrees to indemnify and hold harmless the Target Fund and the Target Fund’s officers and managing general partners from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Fund or any of its managing general partners or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, or covenants set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

11.2. The Target Fund agrees to indemnify and hold harmless the Acquiring Entity and its officers and directors from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

12.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

13.	TERMINATION

13.1. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Reorganization at any time prior to the Closing Date by: (i) resolution of either the board of directors of the Acquiring Entity or the board of managing general partners of the Target Fund if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring Fund or the Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Fund if the Closing shall not have occurred on or before [●], 2025, unless such date is extended by mutual agreement of the Acquiring Entity and the Target Fund; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective board members or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.2. If any order of the Commission with respect to the Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of managing general partners of the Target Fund to be acceptable, such term or condition shall be binding as if it were a part of the Agreement without a vote or approval of the partners of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund shares to be issued to the Target Fund, and such term or condition had not been included in the prospectus/proxy statement or other proxy solicitation material furnished to the partners of the Target Fund prior to the Special Meeting, the Agreement shall not be consummated and shall terminate unless the Target Fund promptly calls a Special Meeting of its partners at which such condition shall be submitted for approval.

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14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following dissemination of the prospectus/proxy statement, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the partners of the Target Fund under this Agreement to the detriment of such partner without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Fund:

Chestnut Street Exchange Fund

c/o Vigilant Compliance, LLC

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, Pennsylvania 19137

For the Acquiring Entity:

The RBB Fund, Inc.

615 East Michigan Street

Milwaukee, Wisconsin 53202-5207

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

16.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective board members, shareholders or partners (as applicable), nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Target Fund Governing Documents and Acquiring Entity Governing Documents. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and by the Target Fund.

Chestnut Street Exchange Fund		The RBB Fund, Inc., on behalf of SGI Enhanced Market Leaders ETF

By:		By:
	Name:		Name:
	Title:		Title:

Summit Global Investments, LLC (for purposes of Section 9.2 only)

By:
Name:
Title:

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APPENDIX B - FINANCIAL HIGHLIGHTS

The Acquiring Fund will adopt the financial statements of the Target Fund, the accounting survivor of the Reorganization. The audited financial statements of the Target Fund are included in the Target Fund’s Annual Report for the fiscal year ended December 31, 2024 and are incorporated herein by reference.

The below financial highlights table is intended to help you understand the Target Fund’s financial performance for the past five fiscal years. The information for the fiscal years ended December 31, 2023 and December 31, 2024 has been audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s annual report. Prior fiscal years were audited by the Target Fund’s prior independent registered public accounting firm. Further information about the Target Fund’s performance is contained in the annual report, which is available upon request.

B-1

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a share of the Fund outstanding throughout each year)

	Year Ended December 31,
	2024		2023	2022	2021	2020

Net asset value, beginning of year	$1,009.75		$863.50	$1,024.81	$860.00	$796.22

Income From Investment Operations:
Net investment income (a)	13.90		13.87	13.65	10.66	9.51
Net gain (loss) on securities (both realized and unrealized)	116.22		146.62	(160.85)	165.24	63.81
Total from investment operations	130.12		160.49	(147.20)	175.90	73.32

Less Distributions:
From return of capital	(0.00	)(b)	—	—	—	—
From net investment income	(14.15)		(14.24)	(14.11)	(11.09)	(9.54)

Net asset value, end of year	$1,125.72		$1,009.75	$863.50	$1,024.81	$860.00

Total return	12.92%		18.71%	(14.34)%	20.54%	9.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$175,416		$164,475	$161,818	$213,527	$209,441
Ratios to average net assets:
Expenses
Including waivers	0.48%		0.52%	0.47%	0.56%	0.81%
Excluding waivers	0.48%		0.52%	0.47%	0.57%	0.83%
Net investment income	1.29%		1.51%	1.53%	1.11%	1.26%
Portfolio turnover rate (c)	0.00%		0.00%	0.00%	0.00%	0.00%

(a)	Net investment income per share is based on average shares outstanding.

(b)	Return of capital distribution will be less then $0.01

(c)	Excludes in-kind transactions.

B-2

STATEMENT OF ADDITIONAL INFORMATION

to the Registration Statement on Form N-14 of The RBB Fund, Inc. on behalf of its series:

SGI Enhanced Market Leaders ETF (Nasdaq National Stock Market LLC: LDRX)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(609) 731-6256

Dated March 10, 2025

This Statement of Additional Information (the “SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement/Prospectus, dated March 10, 2025 (the “Proxy Statement/Prospectus”), relating to the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”) to reorganize the Chestnut Street Exchange Fund (the “Target Fund”), into a newly created series of The RBB Fund, Inc. (the “Acquiring Fund”) as set forth below:

Target Fund	Acquiring Fund (series of The RBB Fund, Inc.)
Chestnut Street Exchange Fund	SGI Enhanced Market Leaders ETF
i

Table of Contents

Page
General Information	iii
Information Incorporated by Reference	iii
Supplemental Financial Statements	iii
ii

GENERAL INFORMATION

This SAI and the Proxy Statement/Prospectus are provided for use in connection with the special meeting of partners of the Target Fund that will be held at 233 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19137 on April 9, 2025 at 10:00 a.m. Eastern Time (together with any postponements or adjournments thereof, the “Special Meeting”). At the Special Meeting, partners of the Target Fund will be asked to approve the Reorganization Agreement that provides for the reorganization of the Target Fund into the Acquiring Fund, as described in the Proxy Statement/Prospectus (the “Reorganization”).

Following the Reorganization, shares of the Acquiring Fund will be listed, on the Nasdaq National Stock Market LLC (the “Exchange”) under the ticker symbol set forth on the cover of this SAI.

This SAI contains information which may be of interest to partners but which is not included in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is available upon request and without charge by writing to or calling The RBB Fund Inc. at the address or telephone number set forth above.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the SEC:

i	The Statement of Additional Information of the Target Fund, dated April 18, 2024 (Accession No. 0001398344-24-007346);
ii.	The audited financial statements and related report of the independent public accounting firm included in the Annual Report of the Target Fund, for the fiscal year ended December 31, 2024 (Accession No. 0001133228-25-002218). Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference and no other parts of the Annual Report are incorporated by reference; and
iii.	The Statement of Additional Information of the Acquiring Fund, dated February 19, 2025 (Accession No. 0001398344-25-003104);

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by writing the Target Fund at c/o Vigilant Compliance, LLC, Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Suite 216, PA 19137 or by calling toll-free at (866) 311-7541 for documents related to the Target Fund.

The Acquiring Fund does not have any financial statements or annual or semi-annual reports because the Acquiring Fund has not commenced operations as of the date of this SAI.

SUPPLEMENTAL FINANCIAL STATEMENTS

Supplemental financial statements are not presented for the reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly created shell series of The RBB Fund Inc. with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund.  The Target Fund shall be the accounting and performance survivor in the Reorganization, with the result that the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund.

iii